SCHEDULE 14A INFORMATION
PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
EXCHANGE ACT OF 1934

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Citi Institutional Cash Reserves Citi Institutional Liquid Reserves Citi Institutional Tax Fee Reserves Citi Institutional U.S. Treasury Reserves
388 Greenwich Street New York, New York 10013

Dear Shareholder:

       A Special Meeting of Shareholders of Citi Institutional Cash Reserves, Citi Institutional Liquid Reserves, Citi Institutional Tax Fee Reserves and Citi Institutional U.S. Treasury Reserves will be held at the offices of Citigroup Inc., 7 World Trade Center, New York, New York at 10:00 a.m. on Friday, June 15, 2001.

       At the Meeting, you will be asked to elect Trustees and to vote on a new management agreement and new service plans for your Fund. Additionally, you will be asked to authorize the Trustees to adopt an Amended and Restated Declaration of Trust and to vote on amending or removing certain fundamental policies of your Fund. As a shareholder, you cast one vote for each share you own.

       If you cannot attend the Meeting, you may participate by proxy. After you have reviewed the enclosed materials, please cast your vote on the enclosed proxy card or vote by telephone or over the Internet. Instructions for telephone and Internet voting are enclosed.

       Your vote on these matters is important. Please vote promptly by completing and signing the proxy card and returning it in the envelope provided OR by following the enclosed instructions to vote by telephone or over the Internet.

       If you have any questions about the proposals to be voted on, or need help completing the proxy card or otherwise voting, please call [proxy solicitor] at 1-800-_________. Thank you for your participation in the Meeting.

Sincerely,

Heath B. McLendon
President

PRELIMINARY PROXY MATERIALS
NOT FOR DISTRIBUTION

Citi Institutional Cash Reserves
Citi Institutional Liquid Reserves
Citi Institutional Tax Fee Reserves
Citi Institutional U.S. Treasury Reserves

388 Greenwich Street
New York, New York 10013

Notice of Special Meeting of Shareholders

To be held on June 15, 2001

       A Special Meeting of Shareholders will be held at the offices of Citigroup Inc., 7 World Trade Center, New York, New York, at 10:00 a.m. on Friday, June 15, 2001, for the following purposes:

ITEM 1.	To elect a Board of Trustees.
ITEM 2.	To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.
ITEM 3.	To vote on amending or removing certain fundamental investment policies.
ITEM 4.	To vote on a Management Agreement.
ITEM 5.	To vote on a Service Plan.
ITEM 6.	To transact such other business as may properly come before the Meeting and any adjournments thereof.

       The Board of Trustees unanimously recommends that you approve each nominee for Trustee and vote in favor of each other Item.

       Shareholders of record on April 18, 2001 are entitled to vote at the Meeting and at any adjournments thereof.

Robert I. Frenkel, Secretary

April 27, 2001

PRELIMINARY PROXY MATERIALS
NOT FOR DISTRIBUTION

Citi Institutional Cash Reserves
Citi Institutional Liquid Reserves
Citi Institutional Tax Fee Reserves
Citi Institutional U.S. Treasury Reserves

388 Greenwich Street
New York, New York 10013

PROXY STATEMENT

This Proxy Statement is furnished in connection with the solicitation of proxies by and on behalf of the Board of Trustees of Citi Institutional Cash Reserves, Citi Institutional Liquid Reserves, Citi Institutional Tax Fee Reserves and Citi Institutional U.S. Treasury Reserves to be used at a Special Meeting of Shareholders of the Funds to be held at 10:00 a.m. on Friday, June 15, 2001 at the offices of Citigroup Inc., 7 World Trade Center, New York, New York, and at any adjournment thereof. The Meeting is being held to elect a Board of Trustees and to vote on certain other important proposals that are described below and in the accompanying Notice of Special Meeting.

Shareholders of record at the close of business on April 18, 2001 are entitled to vote at the Meeting and have one vote for each share held. As of April 18, 2001 the following number of shares of each Fund were outstanding:

Number of Shares Outstanding:
Citi Institutional Cash Reserves
Citi Institutional Liquid Reserves
Citi Institutional Tax Fee Reserves
Citi Institutional U.S. Treasury Reserves

A copy of your Fund's semi-annual report is being sent with this proxy. A copy of your Fund's annual report may be obtained without charge by written request or by calling 1-800-995-0134.

This proxy statement and the accompanying materials are being mailed by the Board of Trustees on or about April 27, 2001.

Vote Required and Manner of Voting Proxies

Shareholders of each Fund will vote on every Item, except that shareholders of Citi Institutional Cash Reserves will not vote on Item 3. Shareholders of the Funds will vote together as a single class on the election of their Trustees. Each nominee for Trustee must be elected by a majority of the shares of the Funds that are present in person or by proxy, and voting on the Item.

The Service Plans proposed for Class L and Class S of Citi Institutional Cash Reserves and Class A and SVB Liquid Reserves Shares of Citi Institutional Liquid Reserves must be approved by the holders of the respective class shares. These approvals require, for each Fund, the affirmative vote of the lesser of (a) 67% or more of the voting securities of the applicable class that are present at the Meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the class are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the class.

Approval of Item 5 for Citi Institutional Tax Free Reserves and Citi Institutional U.S. Treasury Reserves, and approval of Items 2, 3 and 4 for each Fund voting on the Item, requires the affirmative vote of the lesser of (a) 67% or more of the voting securities of the Fund that are present at the Meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy or (b) more than 50% of the outstanding voting securities of the Fund.

If the enclosed proxy is executed properly and returned, or if a proxy is properly authorized in accordance with the procedures for telephonic or Internet voting, shares represented by it will be voted at the Meeting in accordance with the instructions on the proxy. If you do not give instructions your shares will be voted "for" the matters listed in the accompanying Notice of Special Meeting of Shareholders and "for" any other matters deemed appropriate. If the enclosed form of proxy is executed and returned, it may nevertheless be revoked prior to its exercise by a signed writing filed with the Secretary of the Funds or delivered at the Meeting.

With respect to each Fund, the presence in person or by proxy of the holders of a majority of the outstanding shares of that Fund entitled to vote is required to constitute a quorum for transacting business at the Meeting. For the purposes of determining the presence of a quorum, abstentions and broker "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares on a particular matter with respect to which brokers or nominees do not have discretionary power) will be treated as shares that are present but which have not been voted. As a result, abstentions and broker "non-votes" will have no effect on the outcome of Item 1 and will have the effect of a "no" vote for purposes of obtaining the requisite approval of Items 2 through 5.

The costs of the proxy solicitation are estimated to be $__________ and will be borne by the Funds.

The Funds know of no other matters to be brought before the Meeting. If, however, because of any unexpected occurrence, any other matters properly come before the Meeting, it is the Funds' intention that proxies not limited to the contrary will be voted in accordance with the judgment of the persons named in the enclosed form of proxy.
ITEM 1 -	TO ELECT A BOARD OF TRUSTEES.

At the Meeting, you will be asked to elect a Board of Trustees. Mr. Gilley and Mses. Harrington and Kerley are currently Trustees of the Funds and have served in that capacity continuously since originally elected or appointed. All of the remaining nominees were appointed by the current Trustees on November 3, 2000, subject to approval by the Funds' shareholders. The new Board will combine the Fund's current Trustees with Trustees supervising other funds in the Citi/Smith Barney fund complex. The Trustees and Nominees are listed in the table appearing below.

Your Trustees believe that you will benefit from the expertise brought by these nominees and the larger combined Board. The new Board will include Trustees representing a number of different industries and geographical areas, with a wide breadth of experience. The increased size of the Board will permit more specialization as the business of supervising mutual funds becomes more complex. The Board will also benefit from the experience of the new Trustees as trustees of other mutual funds.

If, before the election, any nominee refuses or is unable to serve, proxies will be voted for a replacement nominee designated by the current Trustees. The current Trustees will continue to serve as Trustee whether or not shareholders approve Item 1.

The Funds do not hold annual shareholder meetings for the purpose of electing Trustees, and Trustees are not elected for fixed terms. This means that each Trustee will be elected to hold office until his or her successor is chosen and qualified, or until he or she retires, resigns or is removed from office.

The following table presents certain information about the Trustees and, the nominees for Trustee including their principal occupations for at least the past five years, although the titles may not have been the same throughout.

Elliott J. Berv 57 years of age	Nominee for Trustee

Trustee of [ ] funds in the Citi fund complex; Chief Executive Officer, Rocket City Enterprises (Consulting, Publishing, Internet Services) (since January 2000); President, Catalyst, Inc. (Strategy Consultants) (since 1992); President and Director, Elliot J. Berv & Associates (Management Consultants) (since 1984).

Donald M. Carlton 63 years of age	Nominee for Trustee

Trustee of [ ] funds in the Smith Barney complex; Director, American Electric Power (Electric Utility) (since 2000); Director, Valero Energy (Petroleum Refining) (since 1999); Consultant, URS Corporation (Engineering) (since 1999); Director, National Instruments Corp. (Technology) (since 1994); former Chief Executive Officer, Radian Corporation (Engineering) (from 1969 to 1996); former Chief Executive Officer, Radian International L.L.C. (Engineering) (from 1996 to 1998).

A. Benton Cocanougher 62 years of age	Nominee for Trustee

Trustee of [ ] funds in the Smith Barney complex; Dean and Professor of Marketing, College and Graduate School of Business of Texas A & M University (since 1987); former Director, Randall's Food Markets, Inc. (from 1990 to 1999); Director, First American Bank and First American Savings Bank (from 1994 to 1999).

Mark T. Finn 57 years of age	Nominee for Trustee

Trustee of [ ] funds in the Citi fund complex; Vice Chairman and Chief Operating Officer, Lindner Asset Management Company (Mutual Fund Company) (since March 1999); General Partner and Shareholder, Greenwich Ventures LLC (Investment Partnership) (since 1996); Chairman and Owner, Vantage Consulting Group, Inc. (Investment Advisory and Consulting Firm) (since 1988); President and Director, Delta Financial, Inc. (Investment Advisory Firm) (since 1983); former President, Secretary and Owner, Phoenix Trading Co. (Commodity Trading Advisory Firm) (from March 1997 to December 2000)

Riley C. Gilley 74 years of age	Trustee since 1993	Trustee of [ ] funds in the Citi fund complex; Vice President and General Counsel, Corporate Property Investors (from 1988 to 1991); Partner, Breed, Abbott & Morgan (Attorneys) (retired, 1987).
Stephen Randolph Gross 53 years of age	Nominee for Trustee

Trustee of [ ] funds in the Smith Barney complex; Director, Hotpalm.com, Inc. (Wireless Applications) (since May 2000); Partner, Capital Investment Advisory Partners (Consulting) (since January 2000); Director, United Telesis, Inc. (Telecommunications) (since January 1999); Managing Director, Fountainhead Ventures, L.L.C. (Consulting) (since March 1998); Director, ebank.com, Inc. (since January 1998); Director, Ikon Ventures, Inc. (since January 1998); Chairman, Gross, Collins & Cress, P.C. (Accounting Firm) (since 1979).

Diana R. Harrington 61 years of age	Trustee since 1992

Trustee of [ ] funds in the Citi fund complex; Professor, University of Kansas (since January 2001); Professor, Babson College (since 1992); Trustee, Highland Family of Funds (Investment Company) (March 1997 to March 1998).

Susan B. Kerley 49 years of age	Trustee since 1992

Trustee of [ ] funds in the Citi fund complex; President, Global Research Associates, Inc. (Investment Consulting) (since 1990); Director, Mainstay Institutional Funds (Investment Company) (since 1990).

Heath B. McLendon* 66 years of age	Nominee for Trustee; President since 2000

Trustee of [ ] funds in the Citi/Smith Barney fund complex; Chairman or Co-Chairman of the Board, Trustee or Director of seventy-seven investment companies associated with Citigroup; Chairman, President and Chief Executive Officer, Smith Barney Fund Management LLC (since March 1996); Managing Director, Salomon Smith Barney (since 1993); President, Travelers Investment Adviser, Inc.

Alan G. Merten 59 years of age	Nominee for Trustee

Trustee of [ ] funds in the Smith Barney complex; Director, Re-route.com (Information Technology) (since 2000); Director, BTG, Inc. (Information Technology) (since 1997); President, George Mason University (since 1996); Director, Comshare, Inc. (Information Technology) (since 1985); former Director, Indus (Information Technology) (from 1995 to 1999); former Dean, Johnson Graduate School of Management of Cornell University (from 1989 to 1996).

C. Oscar Morong, Jr. 65 years of age	Nominee for Trustee	Trustee of [ ] funds in the Citi fund complex; Director, MAS Funds (since 1993); Managing Director, Morong Capital Management (since 1993); former Director, Indonesia Fund (1990 to 1999).
R. Richardson Pettit 58 years of age	Nominee for Trustee

Trustee of [ ] funds in the Smith Barney complex; Professor of Finance, University of Houston (since 1977); former Managing Director, Windermere Investments (Financial Consulting) (from January 1997 to June 1997).

Walter E. Robb, III 74 years of age	Nominee for Trustee

Trustee of [ ] funds in the Citi fund complex; Director, John Boyle & Co., Inc. (Textiles) (since 1999); President, Benchmark Consulting Group, Inc. (Service Company) (since 1991); Director, Harbor Sweets, Inc. (Candy) (since 1990); Sole Proprietor, Robb Associates (Corporate Financial Advisors) (since 1978); Director, W.A. Wilde Co. (Direct Mail) (since 1989); Director, Alpha Granger Manufacturing, Inc. (Electronics) (since 1983); Co-owner, Anne Bell Robb (Publishing) (since 1979); Trustee, MFS Family of Funds (Investment Company) (since 1985); former President and Treasurer, Benchmark Advisors, Inc. (Corporate Financial Advisors) (from 1989 to 2000).

E. Kirby Warren 66 years of age	Nominee for Trustee	Trustee of [ ] funds in the Citi fund complex; Professor Emeritus, Graduate School of Business, Columbia University (since 1957).

_______________________________________

*       "Interested Persons" of the Fund for purposes of the Investment Company Act of 1940.

The following table shows the cash compensation paid to the Trustees for each Fund's most recent fiscal year.

Trustee Compensation Table1
	Citi Institutional Cash Reserves	Citi Institutional Liquid Reserves	Citi Institutional Tax Free Reserves	Citi Institutional U.S. Treasury Reserves	Total Compensation from the Funds and Complex
Riley C. Gilley	$1,923	$6,664	$1,458	$1,839	$70,500
Diana R. Harrington	$3,308	$19,958	$1,772	$3,104	$67,500
Susan B. Kerley	$3,117	$19,191	$1,758	$3,027	$66,000

_____________________________________
(1)

As of August 31, 2001, the Funds fiscal year end, Mr. Gilley and Mses. Harrington and Kerley were Trustees of 31, 26 and 26 funds, respectively, advised or managed by Citibank or one of its affiliates.

The Trustees have adopted a Trustee Emeritus Plan for all Trustees who are not "interested persons" of the Funds, within the meaning of the Investment Company Act of 1940. Under the Plan, all Trustees are required to resign from the Board upon attaining age 75 (a higher age applies to certain Trustees who were in office when the Plan was adopted). Trustees who have served for at least ten years when they reach the mandatory resignation age (or an earlier age in certain circumstances) may become Trustees Emeriti, and may serve in that capacity for up to ten years. Trustees Emeriti are paid one-half of the annual retainer and meeting fees applicable to Trustees, and are reimbursed for their reasonable out-of-pocket expenses relating to attendance at meetings. Trustees Emeriti are not Trustees of the Funds.

The Board of Trustees met     times during the Funds' last fiscal year. The Board has a standing Audit Committee comprised of all of the Trustees who are not "interested persons" of the Funds, within the meaning of the Investment Company Act of 1940. The Audit Committee met __ times during the Funds' last fiscal year to review the internal and external accounting procedures of the Funds and, among other things, to consider the selection of independent certified public accountants for the Funds, to approve all significant services proposed to be performed by the accountants and to consider the possible effect of such services on their independence. The Board also has a standing Governance Committee. All Trustees who are not "interested persons" of the Funds are members of the Governance Committee. The Governance Committee is newly organized and is responsible for, among other things, recommending candidates to fill vacancies on the Board. The Governance Committee does not have a procedure to consider nominees recommended by shareholders. Each Trustee attended at least [75%] of all board and applicable committee meetings.

The Funds' Declaration of Trust provides that the Funds will indemnify their Trustees and officers against liabilities and expenses incurred in connection with litigation in which they may be involved because of their offices with the Funds, unless, as to liability to the Funds or their respective investors, it is finally adjudicated that they engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in their offices, or unless with respect to any other matter it is finally adjudicated that they did not act in good faith in the reasonable belief that their actions were in the best interests of the Funds. In the case of settlement, such indemnification will not be provided unless it has been determined by a court or other body approving the settlement or other disposition, or by a reasonable determination, based upon a review of readily available facts, by vote of a majority of disinterested Trustees of the Trust, or in a written opinion of independent counsel, that such officers or Trustees have not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of their duties.

Citi Institutional Liquid Reserves, Citi Institutional Tax Free Reserves and Citi U.S. Treasury Reserves invest in securities through Cash Reserves Portfolio, Tax Free Reserves Portfolio and U.S. Treasury Reserves Portfolio, respectively. Each Portfolio is a mutual fund that has the same investment objective and policies as the Fund which invests in it. Each Portfolio is asking its investors to elect Trustees. All Trustees and nominees named in the table above are nominees for the Board of each Portfolio. Messrs. Berv, Gilley and Robb are currently Trustees of each Portfolio and have served in that capacity continuously since originally elected or appointed. The other Trustees and nominees were appointed by each Portfolio's current Trustees on November 3, 2000, subject to approval by Portfolio investors. Each Fund will cast its votes in the election of Trustees for its Portfolio in same proportion as the votes cast at the Meeting by its shareholders on this Item 1. The percentage of each Fund's votes representing Fund shareholders not voting at the Meeting will be voted in the same proportion as the vote cast by Fund shareholders who do in fact vote. By voting in favor of a Trustee, you are authorizing your Fund to vote to elect that same Trustee to its Portfolio's Board of Trustees.

It is anticipated that Citi Institutional Cash Reserves will convert to a master/feeder structure and begin investing through Institutional Reserves Portfolio during May, 2001. All of the nominees for Trustee currently serve as Trustee of Institutional Reserves Portfolio.

Required Vote

Election of each Trustee will require approval by the holders of a majority of the outstanding shares of the Funds that are present at the meeting, in person or by proxy, and voting on this Item.

The Board of Trustees unanimously recommends that shareholders vote FOR the election of each nominee as a Trustee.
ITEM 2 -	TO AUTHORIZE THE TRUSTEES TO ADOPT AN AMENDED AND RESTATED DECLARATION OF TRUST.

Each Fund, like other mutual funds, is subject to comprehensive federal laws and regulations, and in particular, the Investment Company Act of 1940. Each mutual fund is also subject to state law. The Funds are subject to Massachusetts law because each Fund is a series of an entity known as a Massachusetts business trust. Under Massachusetts law, a business trust generally operates under a charter or organization document, usually called a declaration of trust, that sets forth various provisions relating primarily to the authority of the trust to conduct business and the governance of the trust. The Funds currently operate under such a declaration of trust.

At the Meeting, you will be asked to authorize the Trustees to adopt the Amended and Restated Declaration of Trust appearing as Appendix A to this proxy statement (called, in this proxy statement, the Restated Declaration). The Restated Declaration amends the Funds' existing declaration of trust (called, in this proxy statement, the Existing Declaration) in its entirety. The Trustees have approved the Restated Declaration and unanimously recommend that you authorize the Trustees to adopt it.

The Restated Declaration gives the Trustees more flexibility and broader authority to act than the Existing Declaration. This increased flexibility may allow the Trustees to react more quickly to changes in competitive and regulatory conditions and, as a consequence, may allow the Funds to operate in a more efficient and economical manner. Adoption of the Restated Declaration will not remove any of the protections of federal law or alter the Trustees' existing fiduciary obligations to act with due care and in the shareholders' best interests. Before utilizing any new flexibility that the Restated Declaration may afford, the Trustees must first consider the shareholders' interests and then act in accordance with those interests.

You should note that your Fund's investments and investment policies will not change by virtue of the adoption of the Restated Declaration.

The Restated Declaration makes a number of significant changes to the Existing Declaration. Certain of these changes give the Trustees greater flexibility and broader authority to act without shareholder approval. The most significant changes are summarized below. In addition to the changes described below, there are other substantive and stylistic differences between the Restated Declaration and the Existing Declaration. The following summary is qualified in its entirety by reference to the Restated Declaration itself in Appendix A. The attached Restated Declaration has been marked to show changes from the Existing Declaration.

Significant Changes

1.       Dollar - Weighted Voting. The Restated Declaration provides that each shareholder of each Fund is entitled to one vote for each dollar of net asset value of the Fund represented by the shareholder's shares of the Fund, on each matter on which that shareholder is entitled to vote. This means that shareholders with larger economic investments will have more votes than shareholders with smaller economic investments. The Existing Declaration provides that each share of each Fund is entitled to one vote on each matter on which shares of that Fund are entitled to vote.

Dollar-weighted voting is important when a fund is part of a trust that has more than one series. Because each fund, as a series of a trust, typically has a different share price than other funds that are also series of the trust, shareholders of a fund with lower-priced shares may have more voting power than shareholders of a fund with higher-priced shares. For example, if a fund's shares are selling for $5.00 per share, a $1000 investment will purchase 200 shares of that fund. If another fund in the trust has shares that are selling for $10.00 per share, that same $1000 investment will purchase only 100 shares of that fund. The Existing Declaration gives one vote for each share owned. Therefore, under the Existing Declaration, when the shareholders of the trust vote together as a single class, a shareholder of the first fund has twice the vote of a shareholder of the second fund, even though the economic interest of each shareholder is the same.

As a practical matter, dollar-weighted voting is not expected to impact the Funds, which are money market funds, as the value of Fund shares is expected to remain constant at $1.00. However, non-money market funds with different share values could be added to the trust, although the Trustees have no current intention to do so. Because of this possibility, the Trustees believe the change to dollar-weighted voting is appropriate. It would match a shareholder's economic interest in the trust with the shareholder's voting powers, and conversely would prevent a shareholder who holds many shares with a relatively low price per share from having disproportionately large voting powers.

2.       Reorganization. The Restated Declaration permits the Trustees, without shareholder approval, to change a fund's form of organization, reorganize any fund or class or the trust as a whole into a newly created entity or a newly created series of an existing entity, or to incorporate any fund or class or the trust as a whole as a newly created entity. The Existing Declaration requires shareholder approval for this type of reorganization.

Under certain circumstances, it may not be in the shareholders' interests to require a shareholder meeting to permit the trust or a fund or class to reorganize into another entity or to incorporate. For example, in order to reduce the cost and scope of state regulatory requirements or to take advantage of a more favorable tax treatment offered by another state, the Trustees may determine that it would be in the shareholders' interests to reorganize the fund to domicile it in another state or to change its legal form. Under the Existing Declaration, the Trustees cannot effectuate such a potentially beneficial reorganization without first conducting a shareholder meeting and incurring the attendant costs and delays. The Restated Declaration gives the Trustees the flexibility to reorganize the trust or any of its funds or classes and achieve potential shareholder benefits without incurring the delay and potential costs of a proxy solicitation. Such flexibility should help to assure that the trust and its funds operate under the most appropriate form of organization.

The Restated Declaration requires that shareholders receive written notification of any reorganization transaction.

The Restated Declaration does not permit the trust or any fund or class to merge with or sell its assets to another operating entity without first obtaining shareholder approval. However, it would permit a reorganization with a newly created entity without shareholder approval.

3.       Future Amendments. The Restated Declaration may be amended without shareholder approval in most cases. The Existing Declaration may be amended without shareholder approval only in certain limited circumstances. Under the Restated Declaration, shareholders generally have the right to vote on any amendment affecting their voting powers, on any amendment affecting the amendment provisions of the Restated Declaration, on any amendment required by law or by the Funds' registration statements to be approved by shareholders, and on any amendment submitted to shareholders by the Trustees. By allowing amendment of the Restated Declaration without shareholder approval, the Restated Declaration gives the Trustees the necessary authority to react quickly to future contingencies.

4.       Redemption. The Restated Declaration permits the Trustees to cause the involuntary redemption of a shareholder's shares at any time for any reason the Trustees deem appropriate. The Existing Declaration permits the Trustees to redeem shares only in certain limited circumstances. Under the Restated Declaration, the Trustees will be able to cause a shareholder's shares to be redeemed in order to eliminate small accounts for administrative efficiencies and cost savings, to protect the tax status of a Fund if necessary and to eliminate ownership of shares by a particular shareholder when the Trustees determine, pursuant to adopted policies, that the particular shareholder's ownership is not in the best interests of the other shareholders of a Fund (for example, in the case of a market timer). The Restated Declaration also clarifies that redemption fees and back-end sales charges may be charged upon redemption.

5.       Investment in Other Investment Companies. Each Fund currently invests through a master/feeder structure, meaning that it invests its assets in a single investment company with a similar investment objective and policies. Citi Institutional Cash Reserves has the ability to adopt a fund-of-funds structure. The Restated Declaration would permit the Funds to implement a fund-of-funds structure, in which a Fund is able to invest all or a portion of its assets in more than one investment company. Both the master/feeder and fund-of-funds structure attempt to achieve economies of scale and efficiencies in portfolio management by consolidating portfolio management with other investment companies, while permitting a Fund to retain its own characteristics and identity. Although the Trustees have no current intention of changing the structure of the Funds, the Restated Declaration would give the Trustees the flexibility to implement a fund-of-funds structure for each Fund in the event that they were to determine that such a structure was in the best interests of Fund shareholders. Item 3 below also seeks approval of changes to the Funds' fundamental polices to specifically permit a fund-of-funds structure.

Other Changes

The Restated Declaration also changes the Existing Declaration as follows:

  The Restated Declaration permits the Funds to enter into and amend advisory and subadvisory agreements without shareholder approval if permitted by applicable law.

  The Restated Declaration permits the Trustees, without shareholder approval, to terminate the trust, to designate or redesignate series, such as a Fund and classify and reclassify classes, and make any other changes with respect to a series or class, including terminating a series or class, whether or not shares of the series or class are outstanding. The Existing Declaration permits the Trustees to terminate the trust or a Fund without shareholder approval, but requires shareholder approval to sell or transfer all of the assets of the trust, or a Fund in connection with the termination of the trust or a Fund.

  The Restated Declaration explicitly allows the Trustees, with the consent of shareholders, to effect mergers, reorganizations and similar transactions through a variety of methods, including share-for-share exchanges, transfers or sales of assets, shareholder in-kind redemptions and purchases, and exchange offers.

  The Restated Declaration provides for (i) the removal of any Trustee with or without cause at any time by the affirmative vote of two-thirds of the outstanding shares of the Trust or by the vote of two-thirds of the remaining Trustees and (ii) the automatic retirement of Trustees when their terms, if any, expire. The Restated Declaration does not require the Trustees to provide notice to shareholders of the appointment of a new Trustee.

  The Restated Declaration no longer requires that the number of Trustees be fixed in writing or that Trustees be appointed in writing, but permits these actions to be taken at Board meetings. The Restated Declaration also provides that the Trustees may act by majority (rather than unanimous) written consent. The Restated Declaration permits electronic delivery to shareholders of notices and other information, and simplifies the information delivery requirements for shareholders in the same household. These provisions are intended to simplify administration of the Funds' affairs.

  The Restated Declaration confirms and clarifies various existing Trustee powers. For example, the Restated Declaration clarifies that, among other things, the Trustees may delegate authority to investment advisers and other agents, purchase insurance insuring Fund assets, employees, Trustees, Trustees Emeriti and others, guarantee indebtedness or contractual obligations of others and invest Fund assets in all types of investments including derivatives.

  The Restated Declaration provides that rights to indemnification or insurance cannot be limited retroactively.

  The Restated Declaration provides that actions taken by the Trustees and officers in good faith and with reasonable care are binding on all concerned.

  The Restated Declaration provides that shareholders of all series of the same trust generally will vote together on all matters except when the Trustees determine that only shareholders of particular series or classes are affected by a particular matter or when applicable law requires shareholders to vote separately by series or class.

  The Restated Declaration clarifies that except when a larger vote is required by applicable law or by any provision of the Declaration or the by-laws, a majority of the voting power of the shares voted in person or by proxy on a matter will decide that matter and changes the vote required to elect Trustees to a plurality vote. However, where any provision of law or of the Declaration requires that the holders of any Fund or class vote as a Fund or class, then a majority of the voting power of the shares of that Fund or class voted on the matter will decide that matter insofar as that Fund or class is concerned.

  The Restated Declaration no longer has a provision relating to meetings called at the request of shareholders in order to remove trustees, because the provision simply mirrors a provision of federal law governing mutual funds.

  The Restated Declaration provides that by becoming a shareholder of a Fund each shareholder shall be expressly held to have assented to and agreed to be bound by the provisions of the Restated Declaration.

  The Restated Declaration provides that shareholders may not bring suit on behalf of a Fund without first requesting that the Trustees bring such suit unless there would be irreparable injury to the Fund or if a majority of the Trustees have a personal financial interest in the action. Trustees are not considered to have a personal financial interest by virtue of being compensated for their services as Trustees or as trustees of funds with the same or an affiliated investment adviser or distributor. The effect of this change may be to discourage suits brought against the Fund by shareholders.

  The Restated Declaration permits a Fund or class to merge with or sell its assets to another operating entity by approval of a majority of the shareholders as defined in the Restated Declaration of the Fund or class. The Existing Declaration requires approval of such a transaction by two-thirds of the outstanding shares of the Fund or class in question unless the transaction is recommended by the Trustees, in which case the lesser vote described above is sufficient authorization.

Cash Reserves Portfolio, Tax Free Reserves Portfolio and U.S Treasury Reserves Portfolio also intend to propose that its investors adopt an amended and restated declaration of trust that contains many of the same provisions as the Restated Declaration. Each Portfolio will ask its investors to vote on the restated declaration. Each Fund, as an investor in its respective Portfolio, will cast its votes on the restated declaration in the same proportion as the votes cast at the Meeting by the Fund's shareholders on this Item 2. The percentage of each Fund's votes representing Fund shareholders not voting at the Meeting will be voted in the same proportion as the vote cast by Fund shareholders who do in fact vote. By voting in favor of Item 2, you are authorizing your Fund to vote in favor of its Portfolio's amended and restated declaration of trust.

It is anticipated that Citi Institutional Cash Reserves will convert to a master/feeder structure and begin investing through Institutional Reserves Portfolio during May, 2001. The declaration of trust of Institutional Reserves Portfolio already contains many of the same provisions as the Restated Declaration.

Required Vote

For each Fund, the affirmative vote of the holders of the lesser of (a) 67% or more of the voting securities of the Fund present at the Meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund, is required to authorize the Trustees to adopt the Restated Declaration. If the Restated Declaration is not approved by each Fund, the Existing Declaration will remain in effect.

The Board of Trustees unanimously recommends that shareholders vote FOR authorizing the Trustees to adopt the Amended and Restated Declaration of Trust.
ITEM 3 -	TO AMEND OR REMOVE CERTAIN FUNDAMENTAL INVESTMENT POLICIES.

Each Fund has adopted certain investment restrictions or policies that are "fundamental," meaning that as a matter of law they cannot be changed without shareholder approval. All mutual funds are required to adopt fundamental policies with respect to a limited number of matters. Each of the Funds has adopted, in addition to those policies required by law, other policies, in many cases in response to certain regulatory requirements, such as state requirements, that are no longer applicable to the Funds. The Trustees have reviewed the Funds' current fundamental policies, and have concluded that certain policies should now be revised or removed in order to facilitate the administration of the Funds. The revised policies will be, with variations required by the specific investment focus of a fund, the standard form for funds in the Citi fund complex. At the Meeting, you will be asked to approve the revised policies.

As money market funds, the Funds are subject to strict federal regulations that govern the quality, liquidity, maturity, diversity and other features of the securities they may purchase; the Funds existing fundamental policies also cover some of these same matters. The revised policies maintain important shareholder protections while providing flexibility to respond to future changes in applicable law and regulations. In some cases only technical changes are being made. The Trustees believe that implementing the revised policies will facilitate administration of the Funds and simplify compliance monitoring. The revised policies will be, with variations required by the specific investment focus of a fund, the standard form for funds in the Citi fund complex.

The proposed amendments do not affect the investment objectives of the Funds, which remain unchanged. Each Fund will continue to be managed in accordance with the investment policies described in its prospectus.

Each investment policy proposed to be revised or removed is discussed below. Appendix B lists the fundamental policies that will apply to each Fund if shareholders of that Fund approve this Item. Appendix C lists each Fund's current fundamental investment policies and the proposed action to be taken with respect to each policy.

A.       Borrowing

It is proposed that the policy concerning borrowing provide that each Fund may borrow money only to the extent such borrowing is not prohibited by the Investment Company Act of 1940 (the federal law governing mutual funds, and referred to, in this proxy statement, as the 1940 Act) and exemptive orders granted under such Act.

Currently, each Fund may borrow up to 1/3 of its assets from banks, but only for extraordinary or emergency purposes to meet redemption requests. In addition, each Fund may not purchase any securities if borrowing exceeds 5% of the total assets of the Fund. The 1940 Act does not require that borrowings be made solely for extraordinary or emergency purposes or to meet redemption requests. It is possible that the Funds' existing policies could prevent them from borrowing when it is in the best interests of shareholders to do so. The revised policy would permit a Fund to borrow for leverage.

The revised policy will not increase the amount that the Funds may borrow unless there is a change in law. If there is a change in law, the revised policy will give the Funds the maximum amount of flexibility to borrow permitted by applicable law. If a Fund intends to borrow to any material extent, this intention will be disclosed in the Fund's prospectus or statement of additional information.

B.       Underwriting Securities

It is proposed that the policy concerning underwriting securities provide that each Fund may not underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

Currently, each Fund has a policy prohibiting underwriting. However, each Fund's policy permits it to invest all of its assets in a single investment company in a master/feeder structure and, with respect to Citi Institutional Cash Reserves, to invest in more than one investment company. The revised policy will allow each Fund to invest its assets in one or more investment companies to the extent permitted by law, giving the Funds the flexibility to covert to a fund-of-funds structure. Currently, all of the Funds except Citi Institutional Cash Reserves invest their assets in a single investment company and have no intention to invest in multiple investment companies. Citi Institutional Cash Reserves intends to convert to a master/feeder structure during May, 2001. Any change in investment structure would be disclosed in a Fund's prospectus or statement of additional information.

C.       Real Estate, Oil, Gas and Mineral Interests, and Commodities

It is proposed that the policy concerning real estate, oil, gas and mineral interests, and commodities provide that each Fund may not purchase or sell real estate, interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of its business. A Fund may, however, purchase or sell securities secured by real estate or interests in real estate and securities of companies, such as real estate investment trusts, which deal in real estate or interests in real estate, or purchase and sell currencies, and any type of option, futures contracts and forward contracts. Each Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies, and any type of option, futures contracts and forward contracts) acquired as a result of the ownership of securities.

The revised policy broadens and clarifies the existing policies by expressly stating that the restriction does not apply to investments in currencies, any type of option contract, futures contracts, forward contracts, and securities of companies, such as real estate investment trusts, which deal in real estate or interests in real estate.

D.       Issuance of Senior Securities

It is proposed that the policy concerning the issuance of senior securities provide that each Fund may issue senior securities only to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements required under any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

Minor technical changes are being made to the Funds' existing policies to clarify the circumstances in which a Fund may issue senior securities, including pursuant to any exemptive relief under the 1940 Act. In addition, the revised policy clarifies that certain types of collateral arrangements are excluded from the restriction.

E.       Lending of Money or Securities

It is proposed that the policy concerning lending money provide that each Fund may make loans to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

Currently, each Fund is permitted to lend its portfolio securities so long as these loans do not exceed 33 1/3% (or 30% in the case of Citi Institutional Cash Reserves) of its assets. In addition, each Fund may make loans by investing in repurchase agreements and private debt securities, and other types of financial instruments. The revised policy will permit the Funds to make loans, whether of money or securities, so long as the transactions are not prohibited by applicable law. Currently, regulatory interpretations limit the percentage of a fund's securities that may be loaned to 1/3 of its assets. Lending securities may be a source of income to the Funds and is permitted under the 1940 Act, subject to certain limitations.

It is unlikely that a Fund would lend money, except to the extent that the purchase of debt securities or repurchase agreements can be considered a loan; however, a Fund could lend money to other funds advised by Citibank or one of its affiliates. These loans would require exemptive relief from the Securities and Exchange Commission (referred to, in this proxy statement, as the SEC).

F.       Concentration

It is proposed that the policy concerning concentration in a particular industry provide that each Fund may not purchase any securities of an issuer in a particular industry if as a result 25% or more of the Fund's total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, except that Citi Institutional Cash Reserves, Citi Institutional Liquid Reserves and Citi Institutional Tax Free Reserves may invest at least 25% of their assets in bank obligations issued by domestic banks, including, with respect to Citi Institutional Tax Free Reserves, bank participation interests in municipal obligations.

Each Fund, other than Citi Institutional U. S. Treasury Reserves is currently required to invest at least 25% of its assets in bank obligations. The revised policy permits, but does not require, each of those Funds to concentrate in bank obligations, giving the Funds the flexibility to invest in other types of money market instruments when, for example, high quality bank obligations are not available.

G.       Margin-Removal of Policy

Changes proposed for Citi Institutional Liquid Reserves, Citi Institutional U.S. Treasury Reserves and Citi Institutional Tax Free Reserves

Currently, the Funds listed above are prohibited from purchasing securities on margin although these Funds may obtain short-term credit in connection with the settlement of securities transactions. Margin transactions generally involve the purchase of securities with money borrowed from a broker, with cash or securities being used as collateral against the loan. The staff of the SEC currently takes the position that margin transactions are prohibited by the 1940 Act because they involve borrowing from a broker (which is not permitted), rather than from a bank (which is permitted in certain circumstances). The Trustees have recommended the elimination of this policy on margin transactions to provide the Funds with the maximum amount of flexibility permitted by applicable law, and any future changes in law, on this topic. Accordingly, it is proposed that this policy be deleted in its entirety for the Funds listed above.

H.       Investments in a Single Issuer-Removal of Policies

Changes proposed for Citi Institutional Liquid Reserves and Citi Institutional Cash Reserves

Currently, Citi Institutional Liquid Reserves is prohibited from purchasing securities of any issuer (other than securities issued by the U.S. Government or its agent or instrument) if, as a result of such purchase, more than a 5% of the value of its assets would be invested in the securities of that issuer. Similarly, Citi Institutional Cash Reserves is prohibited from purchasing the securities of any issuer (other than securities issued by the U.S. Government, any State, any political subdivision of the U.S. Government or any State, or any of the aforementioned agents or instruments), if, as a result of such purchase, as to 75% of its total assets, it would invest more than 5% of its assets in any one issuer.

The Board of Trustees is recommending removal of this policy because each Fund is currently subject to strict diversification requirements under laws applicable to money market funds, as well as under applicable federal tax laws.

I.       Municipal Obligations-Change to Non-Fundamental Policy

For Citi Institutional Tax Reserves only

It is proposed that the policy requiring Citi Institutional Tax Free Reserves to invest 80% of its assets in municipal obligations become a non-fundamental policy of the Fund. A non-fundamental policy may be changed by the Trustees without seeking shareholder approval.

Applicable law does not currently require the Fund to have this fundamental policy. However, because of a recent change in law, the Fund will be required, by July 1, 2002, to either adopt a slightly different fundamental policy concerning investing in tax free obligations or make certain changes in the way it conducts its operations. In addition, the Fund's policy is very detailed with respect to the types of securities that can be purchased in order to meet the 80% limitation, in many cases with respect to the maturity, credit quality and diversification requirements that are already applicable to the Fund under existing federal laws. In order to avoid having fundamental policies that may be inconsistent or duplicative, it is proposed that the current policy become non-fundamental. The policy can then be conformed to the new law by the necessary compliance date.

The Fund has no current intention of changing the percentage of the assets that it invests in municipal obligations, as disclosed in their current prospectuses. Should the Fund decide to do so, such change would be disclosed in the prospectus.

Cash Reserves Portfolio, Tax Free Reserves Portfolio and U.S. Treasury Reserves Portfolio have investment policies that are similar to the Fund which invests in it. Each Portfolio is asking its investors to make changes to the Portfolio's policies so that they will be consistent with the Fund's policies. Each Fund will cast its votes on its Portfolio's policies in the same proportion as the votes cast at the Meeting by the Fund shareholders on this Item 3. The percentage of the Fund's votes representing Fund shareholders not voting at the Meeting will be voted in the same proportion as the vote cast by Fund shareholders who do in fact vote. By voting in favor of Item 3, you are authorizing your Fund to vote for these same investment policies for the Portfolio. Institutional Reserves Portfolio has already adopted the revised fundamental policies.

Required Vote

Approval of this Item with respect to a Fund will require the affirmative vote of the holders of the lesser of (a) 67% or more of the voting securities of that Fund present at the Meeting represented by proxy if holders of more than 50% of the voting securities of that Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of that Fund.

The Board of Trustees has unanimously concluded that the proposals to amend the fundamental investment policies of each Fund will benefit the Fund and its shareholders. The Trustees unanimously recommend voting FOR each of the proposals.
ITEM 4 -	TO VOTE ON A MANAGEMENT AGREEMENT.

Item proposed for Citi Institutional Liquid Reserves, Citi Institutional Tax Free Reserves and Citi Institutional U. S. Treasury Reserves

You are being asked to approve a Management Agreement between the Funds and Citigroup Fund Management Inc. (called, in this proxy statement, Citi Management) that provides for both investment advisory and administrative services. The Funds do not currently have an agreement providing for investment advisory services because the Funds invest through Portfolios. Instead, Citi Management provides investment advisory services to the Portfolios pursuant to advisory agreements. Citi Management, which was formed to succeed to the investment advisory operations of Citibank, became adviser to the Portfolios on April 1, 2001. Smith Barney Fund Management LLC, an affiliate of Citi Management, provides administrative services to these Funds and to their Portfolios pursuant to administrative services agreements. Adoption of the Management Agreement will result in a decrease in the aggregate contractual investment advisory and administrative service fees currently payable by Citi Institutional U.S. Treasury Reserves and Citi Institutional Tax Free Reserves. However, because it is expected that certain fee waivers and reimbursements will terminate if the new Management Agreement is adopted, it is not anticipated that each Fund's actual operating expenses will decrease. The contractual fees for Citi Institutional Liquid Reserves will remain the same.

If the Management Agreement is approved, advisory services for the Funds will continue to be provided through the Portfolios. However, the Agreement gives a Fund the flexibility to have Citi Management perform advisory, as well as administrative, services for the Fund if the Fund's Trustees so choose. The Trustees may request that Citi Management perform advisory services for the Fund if, for example, the Trustees decide that it is in shareholders' best interest to remove the Fund's assets from the Portfolio. The Trustees have no current intention of doing so. Citi Management will provide administrative services to each Fund under the new Management Agreement, including the provision of general office facilities and supervising the overall administration of the Fund. Upon approval of this Item, the Funds' administrative services agreement with Smith Barney Fund Management LLC will be terminated.

It is expected that the same personnel who currently provide advisory and administrative services for Fund assets will continue to do so after the Management Agreement is entered into and that services will be provided in substantially the same manner as they are currently provided. A copy of the Management Agreement for the Funds is included in this proxy statement as Appendix D. You should refer to Appendix D for the complete terms of the Management Agreement.

The Proposed Management Agreement

Under the Management Agreement, if directed to do so by a Fund's Trustees, Citi Management will continuously furnish an investment program for the Fund and will determine from time to time what securities are purchased, sold or exchanged, and what portion of the assets of the Fund are held uninvested. Citi Management may also make recommendations as to the manner in which proxies, voting rights, rights to consent to corporate action and any other rights pertaining to portfolio securities will be exercised; and will take all actions which Citi Management deems necessary to implement each Fund's investment policies.

The Agreement also requires Citi Management to perform administrative and management services, including: (i) providing office space, equipment and clerical personnel necessary for maintaining the organization of each Fund and for performing administrative and management functions; (ii) supervising the overall administration of each Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund's transfer agent, service agents, custodian and other independent contractors or agents; and (iii) maintaining the books and records of each Fund.

Although the Management Agreement permits Citi Management to enter into soft dollar arrangements with broker/dealers, pursuant to which Citi Management could pay a broker or dealer a commission greater than another broker may have charged for the same transaction, money market funds generally do not pay commissions in connection with the purchase of portfolio investments.

The Management Agreement will be in effect for two years and may continue thereafter if its continuance is approved each year in accordance with applicable law. The Agreement may be terminated at any time without the payment of any penalty by the Funds' Trustees or shareholders, or by Citi Management, in each case on not more than 60 days' nor less than 30 days' written notice to the other party. The Agreement also will terminate automatically in the event of its "assignment" (as defined in the 1940 Act).

The Management Agreement provides that Citi Management will not be liable for any error of judgment or mistake of law or for any loss suffered by the Funds in connection with the matters to which the Agreement relates, except a loss resulting from Citi Management's willful misfeasance or its bad faith or gross negligence in the performance of its obligations and duties, or by reason of Citi Management's reckless disregard of its obligations and duties under the Agreement.

Management Fees
Fund	Current Fees		Total Current Fees	Total Current Fees net of contractual waiver	Total Proposed Fees
	Advisory	Administration
Citi Institutional Liquid Reserves	0.15%	0.10%	0.25%	0.25%	0.25%
Citi Institutional U.S. Treasury Reserves	0.15%	0.40%	0.55%	0.25%	0.25%
Citi Institutional Tax Free Reserves	0.20%	0.40%	0.60%	0.30%	0.30%

The aggregate management fees payable under the Management Agreement are equal on an annual basis to 0.25% (0.30% for Citi Institutional Tax Free Reserves) of the Fund's average daily net assets less the amount, if any, of the Fund's share of the management fees payable by the portfolios in which it invests. Fees accrue daily and are payable monthly.

The fees currently payable for administrative services are 0.35% (0.10% for Citi Institutional Liquid Reserves) of the Fund's annual average daily net assets. Each Fund also pays its ratable share of its Portfolio's investment advisory and administration fees, 0.15 % and 0.05% respectively for Citi Institutional Liquid and Citi Institutional U. S. Treasury Reserves, and, 0.20% and 0.05%, respectively for Citi Institutional Tax Free Reserves.

There are currently contractual waivers in effect through December 31, 2001 for each of the Funds, other than Citi Institutional Liquid Reserves, with respect to administrative services fees. Approval of the new Management Agreement will eliminate these contractual fee waivers. In addition, there are currently voluntary fee waivers and reimbursements in effect in order to maintain the projected rate of total operating expenses. These waivers will remain in effect to the extent necessary to keep total fund operating expenses at the same projected rate. Approval of the new Management Agreement will result in a decrease in the aggregate contractual investment advisory and administrative service fees currently payable by the Funds. However, because it is expected that certain fee waivers and reimbursements will terminate if the new Management Agreements is adopted, it is not anticipated that the Fund's actual operating expenses will decrease.

Investment advisory and administrative fees paid by the Funds under the existing advisory and administrative services agreements for the fiscal year ended August 31, 2000 were as follows:
Fund	Advisory[1] Fees	Administrative[1] Service Fees
Citi Institutional Liquid Reserves		$$3,379,323
Citi Institutional Tax Free Reserves		$$30,594
Citi Institutional U.S. Treasury Reserves		$$789,249

___________________________________

1All of the advisory fee and $[ ] of the administrative fee was paid to Citibank.

Affiliates of Citi Management also currently serve as distributor, shareholder servicing agents and transfer agent for the Funds and as transfer agent of the Portfolio. These arrangements will not change as a result of the Management Agreement being implemented. Neither Salomon Smith Barney Inc., the Funds' current distributor, nor Citi Fiduciary Trust Company, the Funds' current transfer agent received any fees for the fiscal year ending August 31, 2000. For the fiscal year ended August 31, 2000, net fees accrued to Citibank for shareholder services were $[________]. Neither Citi Management nor any of its affiliates received any other fees from the Funds for services provided to the Funds during their last fiscal year. There were no other material payments by the Funds to Citi Management, or any of its affiliates during that period. No commissions were paid by the Funds or the Portfolios during the Funds' last fiscal year to any affiliated broker.

Description of Citi Management

Citi Management is a newly established investment adviser that was formed in response to legislation, the Financial Modernization Act of 1999, which effected changes in how banks, such as Citibank, are permitted to serve as investment advisers to mutual funds. As a result of these new regulatory requirements, Citibank's U.S.-based registered mutual fund asset management operations were transferred as of April 1, 2001 to Citi Management, a newly formed affiliate of Citibank. Citi Management is a wholly-owned subsidiary of Smith Barney Fund Management LLC, which in turn, which in turn, is an indirect wholly-owned subsidiary of Citigroup Inc. Citigroup businesses produce a broad range of financial services - asset management, banking and consumer finance, credit and charge cards, insurance, investments, investment banking and trading - and use diverse channels to make them available to consumer and corporate customers around the world.

The address of Citi Management is 100 First Stamford Place, Stamford, Connecticut. The address of Citicorp and Citigroup Inc. is 7 World Trade Center, 40th Floor, New York, New York 10048.

The Evaluation by the Trustees

At a meeting on February 6, 2000, the Trustees considered the Management Agreement and whether it is in the best interests of Citi Institutional Liquid Reserves, Citi Institutional Tax Free Reserves and Citi Institutional U.S. Treasury Reserves and their shareholders, and at a meeting of April 2, 2001 the Trustees further considered the Management Agreement for Citi Institutional Liquid Reserves. The Trustees considered the nature and quality of services expected to be provided by Citi Management under the Management Agreement. In evaluating Citi Management's ability to provide services to the Funds, the Trustees also considered information as to Citi Management's business organization, its financial resources and administrative personnel.

The Trustees also considered the advisability of entering into the new Management Agreement. The Trustees considered the fact that, except for Citi Institutional Liquid Reserves, the aggregate contractual investment management and administrative fees payable by the Funds (including each Fund's share of its Portfolio's advisory and administrative fees) would decrease as a result of entering into the Agreement. The Trustees noted that the contractual fees for Citi Institutional Liquid Reserves had been reduced at the April 2nd meeting of the Trustees. The Trustees noted that because of the termination of fee waivers, it was not expected that the actual fees paid by the Fund for such services would decrease. However, the Trustees also considered that the contractual fee waivers were in effect only through December 31, 2001, that the voluntary fee waivers could be reduced or terminated at any time and that therefore lowering the contractual fees would be of benefit to shareholders. The Trustees also considered whether entering into a Management Agreement for the Funds at this time was advisable, given that each Fund currently invests in a Portfolio. In this regard, the Trustees considered that the Management Agreement would permit the Trustees to act quickly in the event that it was considered in a Fund's best interests to withdraw from its Portfolio. Although the Trustees noted that there was no present intention to do so, they agreed that this flexibility would be a benefit to the Funds and their shareholders.

Based upon its review, the Trustees concluded that the Management Agreement is reasonable, fair and in the best interests of the Funds and their shareholders, and that the fees provided in the Agreement are fair and reasonable in light of the usual and customary charges made by others for services of the same nature and quality. Accordingly, after consideration of the above factors, and such other factors and information as were deemed relevant, the Trustees, including all of the Trustees who are not "interested persons" of the Trust as defined in the 1940 Act, unanimously approved the Management Agreement and voted to recommend its approval by Fund shareholders.

Cash Reserves Portfolio, Tax Free Reserves Portfolio and U.S. Treasury Reserves Portfolio also intend to enter into a management agreement with Citi Management. That agreement will replace each Portfolio's existing investment advisory and administrative services agreements with Citi Management and Smith Barney Fund Management LLC, and will have terms similar to the Funds' Management Agreement. The fees payable by Tax Free Reserves Portfolio will be 0.25% of the average daily annual net assets, and the fees payable by the each other Portfolio will be 0.20% of the average annual daily net assets. These fees are the same as the aggregate fees currently payable by each Portfolio for investment advisory and administrative services. Each Portfolio will ask its investors to vote on the management agreement. Each Fund, as an investor in its Portfolio, will cast its votes on the agreement in the same proportion as the votes cast at the Meeting by its shareholders on this Item 4. The percentage of the Fund's votes representing Fund shareholders not voting at the Meeting will be voted in the same proportion as the vote cast by Fund shareholders who do in fact vote. By voting in favor of Item 4, you are authorizing your Fund's Trustees to vote to approve its Portfolio's management agreement.

Required Vote

For each Fund, the affirmative vote of the holders of the lesser of (a) 67% or more of the voting securities of the Fund present at the Meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund, is required to approve the Management Agreement.

The Board of Trustees unanimously recommends that the shareholders of Citi Institutional Liquid Reserves, Citi Institutional Tax Free Reserves and Citi Institutional U.S. Treasury Reserves vote FOR the approval of the Management Agreement.
ITEM 5 -	TO VOTE ON A SERVICE PLAN.

Citi Institutional Cash Reserves currently offers Class L and Class S shares. The Fund has adopted a separate Service Plan for each class in accordance with Rule 12b-1 under the 1940 Act, and each class pays distribution fees under its plan. The Fund is proposing to replace the existing Service Plan for each class with an Amended and Restated Service Plan for each class (called in this Proxy Statement, the Proposed Amended Service Plans). The aggregate contractual fees payable by Class L and Class S shares of Citi Institutional Cash Reserves will not increase as a result of the adoption of the Proposed Amended Service Plans.

Citi Institutional Tax Free Reserves, Citi Institutional U.S. Treasury Reserves and Citi Institutional Liquid Reserves with respect to its Class A shares, have adopted a Distribution Plan in accordance with Rule 12b-1 under the 1940 Act, and each pays distribution fees under the plan. These Funds also pay shareholder servicing fees under an Administrative Services Plan. The Funds are proposing to replace their Distribution Plan and Administrative Services Plan with a Service Plan (called in this proxy statement, the Proposed Service Plan). The aggregate contractual fees payable by Citi Institutional Tax Free Reserves, Citi Institutional U.S. Treasury Reserves and Class A shares of Citi Institutional Liquid Reserves for distribution and shareholder servicing will decrease as a result of the adoption of the Proposed Service Plans and the termination of the Administrative Services Plan. However, because it is expected that certain fee waivers and reimbursements will terminate if the Proposed Service Plans are adopted for these Funds, the total annual operating expenses for each Fund or Fund class covered by the Plan are expected to remain the same.

Citi Institutional Liquid Reserves has adopted a Service Plan for SVB Liquid Reserves Shares in accordance with Rule 12b-1 under the 1940 Act. The Fund is proposing to replace the existing Service Plan for SVB Liquid Reserves Shares with an Amended and Restated Service Plan (called in this Proxy Statement, the Proposed Amended Service Plan). The aggregate contractual fees payable by SVB Liquid Reserves Shares of Citi Institutional Liquid Reserves will decrease as a result of the adoption of the Proposed Amended Service Plans. However, because it is expected that certain fee waivers and reimbursements will terminate if the Proposed Amended Service Plan is adopted for this class, the total annual operating expenses of the class are expected to remain the same.

The Proposed Amended Service Plans and the Proposed Service Plan (referred to as the Proposed Plans) will be adopted in accordance with Rule 12b-1. Each Fund or Fund class will vote on its own Proposed Plan separately. Failure of any Fund or Fund class to approve the Proposed Plan will not effect the adoption by another Fund or Fund class of its Plan. The Proposed Plan for each Fund or class is identical, except for the fees payable under the Plan. A copy of the Form of Service Plan is included in this proxy statement as Appendix E. You should refer to Appendix E for all of the terms of the Proposed Plans.

The current Service Plans and Distribution Plans were most recently approved by the Fund's' Trustees in May 2000, and a reduction in fees with respect to the Service Plan for SVB Liquid Reserves Shares of Citi Institutional Liquid Reserves was approved by the Fund's Trustees in April, 2001.

Distribution and Shareholder Servicing Fees
Fund	Current Fees		Total Current Fees	Total Current Fees net of Contractual waiver	Total Proposed Fees
	Distribution or Service Plan	Shareholder Servicing Agreement
Citi Institutional Liquid Reserves-Class A	0.10%	0.10%	0.20%	0.10%	0.10%
Citi Institutional Liquid Reserves-SVB Liquid Reserves Shares	0.45%	0.10%	0.55%	0.45%	0.45%
Citi Institutional U.S. Treasury Reserves	0.10%	0.10%	0.20%	0.10%	0.10%
Citi Institutional Tax Free Reserves	0.10%	0.10%	0.20%	0.10%	0.10%
Citi Institutional Cash Reserves-Class L	0.10%	N/A	0.10%	N/A	0.10%
Citi Institutional Cash Reserves-Class S	0.25%	N/A	0.25%	N/A	0.25%

Citi Institutional Tax Free Reserves
Citi Institutional U.S. Treasury Reserves
Class A Shares of Citi Institutional Liquid Reserves
The current Distribution Plan for Citi Institutional Tax Free Reserves, Citi Institutional U.S. Treasury Reserves and Class A shares of Citi Institutional Liquid Reserves provides that each Fund or Fund class may pay its distributor a monthly distribution fee at an annual rate not to exceed 0.10% of the average daily net assets representing the shares of the Fund or Fund class. The distributor uses the distribution fees to offset marketing costs, such as preparation of sales literature, advertising, and printing and distributing prospectuses and other shareholder materials to prospective investors in a class.

Under the existing Administrative Services Plans, the Funds may enter into shareholder servicing agreements and pay fees under those agreements. Shareholder servicing agreements have been entered into providing for the payment to service agents of 0.10% of the average daily net assets represented by the Fund or Fund class. However, the service agent is contractually waiving all of these fees through December 31, 2001.

The Proposed Service Plan, which will replace both the Distribution Plan and the Administrative Services Plan, provides that the Funds may pay its distributor a monthly fee at an annual rate not to exceed 0.10% of the average daily net assets represented by the shares of the Fund or Fund class. These fees may be used for both distribution and servicing of accounts. Specifically, these fees may be used to make payments to the distributor for distribution services, and to service agents and others as compensation for the sale of shares of each Fund, and to make payments for advertising, marketing or other promotional activity and payments for preparation, printing, and distribution of prospectuses, statements of additional information and reports for recipients other than regulators and existing shareholders. Each Fund also may make payments to the distributor, service agents and others for providing personal service to shareholders or maintaining shareholder accounts.

SVB Liquid Reserves Shares of Citi Institutional Liquid Reserves
The current Service Plan for SVB Liquid Reserves Shares of the Fund provides that the Fund may pay an annual fee not to exceed 0.45% of the average daily net assets represented by SVB Liquid Reserves Shares. The Proposed Amended Service Plan has the same fees. These fees, like the fees in the existing Service Plan, may be used for both distribution and servicing of shareholder accounts. In addition, the Fund has entered into shareholder servicing agreements with respect to this class, providing for the payment to service agents of 0.10% of the average daily net assets represented by the Fund class. However, the service agent is contractually waiving all of these fees through December 31, 2001. If the Proposed Amended Service Plan is adopted, the Fund will terminate the existing shareholder servicing agreements.

Citi Institutional Cash Reserves
The current Service Plan for Class L shares of Citi Institutional Cash Reserves provides that the Fund may pay an annual fee not to exceed 0.10% of the average daily net assets represented by Class L shares. The current Service Plan for Class S shares of the Fund provides that the Fund may pay an annual fee not to exceed 0.25% of the average daily net assets represented by Class S shares. These fees, like the fees in the Proposed Amended Service Plan, may be used for both distribution and servicing of shareholder accounts. The fees payable under the Proposed Amended Service Plan for Class L and Class S shares are the same as payable under the current Plan.

Comparison of the Service and Distribution Plans to the Proposed Plans

Each Proposed Plan recognizes that various Fund service providers, such as the Fund's manager or investment adviser, may make payments for distribution related expenses out of their own resources, including past profits, or payments received from the Fund for other purposes, such as management fees, and that the Fund's distributor or shareholder servicing agents may from time to time use their own resources for distribution related services, in addition to the fees paid under the Plan. Each Proposed Plan specifically provides that, to the extent that such payments might be deemed to be indirect financing of any activity primarily intended to result in the sale of shares of the Fund within the context of Rule 12b-1, then the payments are deemed to be authorized by the Plan. In addition, the Proposed Plans, which are standardized plans that are intended to be used by all of the funds in the Citi fund complex, also reference the imposition of charges on the purchase and redemption of Fund shares. However, the Funds have no intention of imposing these charges upon the purchase or sale of Fund shares.

Under each Proposed Plan, the applicable Fund is obligated to pay fees to the distributor, service agents and others as compensation for their services and not as reimbursement for specific expenses incurred. This means that the Funds will not be obligated to pay more than the fees provided for in the Plans even if expenses exceed those fees, and if the expenses of the distributor, service agents or others are less than the fees paid to them, they will realize a profit. The current Service Plans for Class L and Class S of Citi Institutional Cash Reserves and for SVB Liquid Reserves Shares are also compensation plans. The current Distribution Plan for Citi Institutional Tax Free Reserves, Citi Institutional U.S. Treasury Reserves and Class A shares of Citi Institutional Liquid Reserves is a reimbursement-type plan, which provides that the distributor receives payment in anticipation of, or as reimbursement of, actual expense incurred. Similarly, the existing shareholder servicing agreement bases payment upon a formula which factors in the agent's expenses.

Each Proposed Plan, like each current Service and Distribution Plan, provides that its continuance must be specifically approved at least annually by a vote of a majority of the Qualified Trustees, trustees who are not "interested persons" of the related Fund and who have no direct or indirect financial interest in the operation of the Plan or in any agreement related to the Plan.

Each Proposed Plan, like each current Service and Distribution Plan, may be terminated by a majority vote of the Qualified Trustees or by a vote of a majority of outstanding shares of the applicable Fund and may not be materially amended without the approval of a majority of both the Trustees and the Qualified Trustees. Under each Proposed Plan, as under each current Service and Distribution Plan, any amendment to the Plan that would materially increase the applicable Fund's expenses must first be approved by the Fund shareholders.

Under each Proposed Plan, as under each current Service and Distribution Plan, the distributor is required to preserve copies of any plan, agreement or report made pursuant to the Plan for a period of not less than six years from the date of the Plan, and for the first two years the distributor will preserve such copies in an easily accessible place.

Fees Paid

For the fiscal year ended August 31, 2000 the fees paid to CFBDS, Inc., the former distributor of each Fund and fees paid under the Shareholder Servicing Agreement for Class N shares were as follows:
Fund	Fees Paid		Total Fees Paid	Percentage of Fund or class assets
	Distribution or Service Plan	Shareholder Servicing Agreement
Citi Institutional Liquid Reserves-Class A	$0	$0	$0	0%
Citi Institutional Liquid Reserves-SVB Liquid Reserves Shares	$43,569	n/a	$43,569%
Citi Institutional U.S. Treasury Reserves	$0	$0	$0	0%
Citi Institutional Tax Free Reserves	$0	$0	$0	0%
Citi Institutional Cash Reserves-Class L	$183,400	n/a	$183,400%
Citi Institutional Cash Reserves-Class S	$91,249	n/a	$91,249%

The Evaluation By the Board of Trustees

The Funds' Trustees have determined that, with respect to each Proposed Plan, approval of the Plan is in the best interests of each Fund and the shareholders of the class to which the Plan applies. At a meeting on February 6, 2001, the Trustees considered, among other factors, the fees payable under each Proposed Plan and, more specifically, that the total fees payable for distribution-related services by each Fund other than Citi Institutional Cash Reserves would decrease as a result of the adoption of the Plans and that the total fees payable by Class L Shares and Class S Shares of Citi Institutional Cash Reserves would not increase. The Trustees noted that because of the termination of certain fee waivers, it was not expected that the actual fees paid by the Funds for such services would decrease. However, the Trustees also considered that the contractual fees waivers currently in effect will terminate on December 31, 2001, and that the voluntary fee waivers could be reduced or terminated at any time. The Trustees therefore concluded that lowering the contractual fees for Citi Institutional Liquid Reserves, Citi Institutional U. S. Treasury Reserves and Citi Institutional Tax Free Reserves would be of benefit to shareholders.

The Trustees also considered the services covered by the Proposed Plans and the anticipated benefits to shareholders resulting from these services. The Trustees believe that the Proposed Plans will enable each Fund to promote sales of its shares and provide personal service and maintenance with respect to shareholder accounts as appropriate for each class. The Trustees concluded that the fees provided in the Plans are fair and reasonable and in line with industry standards. As a result of these and other factors, the Trustees believe that each Proposed Plan is reasonably likely to benefit the Fund and the shareholders serviced by the Plan, and recommend that the shareholders of each Fund or applicable Fund class approve the Proposed Plan for that Fund or class.

Required Vote

Citi Institutional Tax Free Reserves and Citi Institutional U.S. Treasury Reserves will each vote on its Proposed Service Plan as a single class. For these Funds, the affirmative vote of the holders of the lesser of (a) 67% or more of the voting securities of the Fund present at the Meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the Fund are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the Fund, is required to approve the Proposed Service Plan.

Each class of Citi Institutional Cash Reserves and Citi Institutional Liquid Reserves will vote separately on its Proposed Amended Service Plan. For these classes, the affirmative vote of the holders of the lesser of (a) 67% or more of the voting securities of the class present at the Meeting or represented by proxy if holders of more than 50% of the outstanding voting securities of the class are present or represented by proxy, or (b) more than 50% of the outstanding voting securities of the class, is required to approve each Proposed Amended Service Plan.

The Board of Trustees recommends that the shareholders vote FOR approval of the Proposed Plans.

If a Fund or Fund class does not approve its Proposed Plan, the existing Service Plan or Distribution Plan and Administrative Services Plan for that Fund or Fund class will remain in effect.

***
Accountants

Pricewaterhousecoopers LLP served as Citi Institutional Liquid Reserves auditor for the fiscal year ended August 31, 2000. Deloitte & Touche LLP served as auditor for Citi Institutional Cash Reserves, Citi Institutional Tax Free Reserves and Citi Institutional U.S. Treasury Reserves for the fiscal year ended August 31, 2000. KMPG LLP is replacing Deloitte & Touch as auditor of these Funds for the fiscal year ending August 31, 2001. The replacement of Deloitte & Touche did not result from a dispute with Fund management.

Audit Fees

For the fiscal year ended August 31, 2000, the aggregate fees billed by a Fund's auditor for professional services rendered for the audit of each Fund's annual financial statements and the review of interim financial statements were as follows:
Citi Institutional Cash Reserves	$___________
Citi Institutional Liquid Reserves	$___________
Citi Institutional Tax Free Reserves	$___________
Citi Institutional U.S. Treasury Reserves	$___________

Financial Information Systems Design And Implementation Fees

For the fiscal year ended August 31, 2000, the aggregate fees billed by a Fund's auditor for financial information systems design and implementation for the Funds and Citibank were as follows:

Citi Institutional Cash Reserves	$___________
Citi Institutional Liquid Reserves	$___________
Citi Institutional Tax Free Reserves	$___________
Citi Institutional U.S. Treasury Reserves	$___________
Citibank	$___________

All Other Fees

For the fiscal year ended August 31, 2000, the aggregate fees billed a Fund's auditor for non-audit services provided to the Funds and Citibank (other than financial information systems design and implementation), including tax-related services, were as follows:
Citi Institutional Cash Reserves	$___________
Citi Institutional Liquid Reserves	$___________
Citi Institutional Tax Free Reserves	$___________
Citi Institutional U.S. Treasury Reserves	$___________
Citibank	$___________

Audit Committee Determinations

The Audit Committees of the Funds have considered whether the provision by Pricewaterhousecoopers and Deloitte & Touche of financial information systems design and implementation and other non-audit services is compatible with maintaining each auditor's independence.

Officers of the Funds

The following table presents certain information about the officers of the Funds, including their principal occupations for at least the past five years, although the titles may not have been the same throughout.

Lewis E. Daidone* 42 years of age	Senior Vice President and Treasurer since 2000

Managing Director, Salomon Smith Barney; Chief Financial Officer, Smith Barney Mutual Funds; Director and Senior Vice President, SSB Citi Fund Management LLC and Travelers Investment Adviser, Inc; Treasurer and Senior Vice President or Executive Vice President of eighty-three investment companies associated with Citigroup.

Irving David* 39 years of age	Controller since 2000	Director, Salomon Smith Barney; former Assistant Treasurer, First Investment Management Company; Controller or Assistant Treasurer of fifty-three investment companies associated with Citigroup.
Frances Guggino* 42 years of age	Assistant Controller since 2000	Vice President, Citibank (since 1991).
Paul Brook* 46 years of age	Assistant Controller since 2000

Director, Salomon Smith Barney; Managing Director, AMT Investors Capital Services Inc. (from 1997 to 1998); Partner, Ernst & Young LLP (from 1990 to 1997); Controller or Assistant Treasurer of forty-three investment companies associated with Citigroup (from 1997 to 1998).

Anthony Pace* 35 years of age	Assistant Treasurer since 2000	Vice President, Mutual Fund Administration for Salomon Smith Barney Inc. (since 1986).
Marianne Motley* 41 years of age	Assistant Treasurer since 2000	Director, Mutual Fund Administration for Salomon Smith Barney Inc. (since 1994).
Robert I. Frenkel* 45 years of age	Secretary since 2000	Managing Director and General Counsel, Global Mutual Funds for SSB Citi Asset Management Group (since 1994); Secretary of seventeen investment companies associated with Citigroup.
Thomas C. Mandia* 38 years of age	Assistant Secretary since 2000	Director and Deputy General Counsel, SSB Citi Asset Management Group (since 1992); Assistant Secretary of seventeen investment companies associated with Citigroup.
Rosemary D. Emmens* 31 years of age	Assistant Secretary since 2000

Vice President and Associate General Counsel, SSB Citi Asset Management Group (since 1998); Assistant Secretary of seventeen investment companies associated with Citigroup; Counsel, The Dreyfus Corporation (from 1995 to 1998).

Harris Goldblat* 31 years of age	Assistant Secretary since 2000

Associate General Counsel, SSB Citi Asset Management Group (since 2000); Assistant Secretary of seventeen investment companies associated with Citigroup; Associate, Stroock & Stroock & Lavan LLP (from 1997 to 2000); Associate, Sills Cummis Radin Tischman Epstein & Gross (from 1996 to 1997); Clerk to the Honorable James M. Havey, P.J.A.D. (from 1995 to 1996).

*       "Interested Persons" of the Fund for purposes of the Investment Company Act of 1940.

Officers of Citi Fund Management Inc.

The following table lists the principal executive officer and the directors of Citi Management. The address of each person listed is 100 First Stamford Place, Stamford, Connecticut.

Peter Carman	Director and President
Lawrence Kebluusek	Director and Vice President
Michael Christopher Robinson	Director and Vice President

Robert I. Frenkel, Secretary of the Funds, is also the Secretary of Citi Management. Heath B. McLendon, President of the Funds, is also a control person of Citi Management. Citi Management is a wholly-owned subsidiary of Smith Barney Fund Management LLC, which in turn is a wholly-owned subsidiary of Salomon Smith Barney Holdings Inc., which in turn is a wholly-owned subsidiary of Citigroup Inc.

The address of Citi Management is 100 First Stamford Place, Stamford, Connecticut. The address of Smith Barney Fund Management LLC, Salomon Smith Barney Holdings Inc. and Citigroup Inc. is 7 World Trade Center, 40th Floor, New York, New York 10048.

Interests of Certain Persons

As of February 6, 2001, the Trustees and officers owned less than 1% of the outstanding shares of the trust.

As of ________, to the best knowledge of the trust, the following entities beneficially owned 5% or more of the outstanding shares of the Funds.

Fund	Name of Owner and Percentage of Fund:

Submission of Proposals

The Funds are each organized as series of a Massachusetts business trust, and as such are not required to hold annual meetings of shareholders. However, meetings of shareholders may be held from time to time to consider such matters as the approval of investment advisory agreements or changes in certain investment restrictions. Proposals of shareholders which are intended to be presented at future shareholders' meetings must be received by the Funds a reasonable time prior to the Funds' solicitation of proxies relating to such future meeting.

Additional Information

In the event that sufficient votes in favor of the proposals set forth in the Notice of Special Meeting are not received by June 15, 2001, the persons named as appointed proxies on the enclosed proxy card may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of the holders of a majority of the shares present in person or by proxy at the session of the Meeting to be adjourned. The persons named as appointed proxies on the enclosed proxy card will vote in favor of any such adjournment those proxies required to be voted in favor of the proposal for which further solicitation of proxies is made. They will vote against any such adjournment those proxies required to be voted against such proposal. The costs of any such additional solicitation and of any adjournment session will be borne by the Funds.

You may hold your shares through banks or other financial institutions, securities dealers or others (called Service Agents) that have entered into service agreements with the Funds' distributor and which are the record holder of your shares. At any meeting of Fund shareholders, a Service Agent may vote any shares of which it is the holder of record and for which it does not receive voting instructions proportionately in accordance with the instructions it receives for all other shares of which that Service Agent is the holder of record.

It is important that proxies be returned promptly.
April 27, 2001	Citi Institutional Cash Reserves
Citi Institutional Liquid Reserves
Citi Institutional Tax Free Reserves
Citi Institutional U.S. Treasury Reserves

Appendix A

(cover page and table of contents omitted)

<AMENDED AND RESTATED>
DECLARATION OF TRUST

OF
~~LANDMARK INSTITUTIONAL TRUST~~

<CITIFUNDS INSTITUTIONAL TRUST>

Dated as of ~~July 8, 1992~~<

       WHEREAS, ~~the Trustees have~~<CitiFunds Institutional Trust was> established ~~a trust~~ <pursuant to a Declaration of Trust dated [Date], as amended (the "Original Declaration"),> for the investment and reinvestment of funds contributed thereto~~: and~~<;>

       WHEREAS, the Trustees desire that the beneficial interest in the ~~trust~~ <Trust> assets <continue to> be divided into transferable Shares of Beneficial Interest (par value$0.00001 per share) issued in one or more series<,> as hereinafter provided~~: and~~<;

       WHEREAS, the Trustees wish to amend and restate the Original Declaration in its entirety, and hereby certify that this Amended and Restated Declaration of Trust has been amended and restated in accordance with the provisions of the Original Declaration;>

       NOW THEREFORE, the Trustees hereby ~~declare~~ <confirm> that all money and property contributed to the ~~trust established~~ <Trust> hereunder shall be held and managed in trust for the benefit of holders, from time to time, of the Shares of Beneficial Interest (par value $0.0001 per share) issued hereunder and subject to the provisions hereof<, and that the Original Declaration, including all appendices, is amended and restated in its entirety as follows>.

ARTICLE I

NAME AND DEFINITIONS

       Section 1.1. Name. The name of the trust ~~created hereby~~ is "CitiFunds Institutional Trust."

       Section 1.2. Definitions. Wherever they are used herein, the following terms have the following respective meanings:

       (a)       "Administrator" means a party furnishing services to the Trust pursuant to any contract described in Section 4.3 hereof.

       (b)       "By-Laws" means the By-laws referred to in Section 3.9 hereof, as from time to time amended.

       (c)       "Commission" has the meaning given that term in the 1940 Act.

       (d) ~~"Custodian" means a party employed by the Trust to furnish services as described in Article X of the By-Laws.~~

~~(e)~~       "Declaration" means this <Amended and Restated> Declaration of Trust<,> as amended from time to time. Reference in this Declaration of Trust to " Declaration," "hereof," "herein" and "hereunder" shall be deemed to refer to this Declaration rather than the article or section in which such words appear.

~~(f)~~       <(e)>       "Distributor" means a party furnishing services to the Trust pursuant to any contract described in Section 4.2 hereof.

~~(g)~~       <(f)>       "Interested Person" has the meaning given that term in the 1940 Act.

~~(h)~~       <(g)>       "Investment Adviser" means a party furnishing services to the Trust pursuant to any contract described in Section 4.1 hereof.

~~(i)~~       <(h)>       "Majority Shareholder Vote" has the same meaning as the phrase "vote of a majority of the outstanding voting securities" as defined in the 1940 Act, except that such term may be used herein with respect to the Shares of the Trust as a whole or the Shares of any particular series <or class>, as the context may require<, and except that each Share shall have one vote for each dollar of net asset value as provided in Section 6.8 hereof.>

       ~~(j)~~<(i)>       "1940 Act" means the Investment Company Act of 1940 and the Rules and Regulations thereunder, as amended from time to time<, and as such Act or the Rules and Regulations thereunder may apply to the Trust or any series or class pursuant to any exemptive order or similar relief or interpretation issued by the Commission under such Act.>

       ~~(k)~~<(j)>       "Person" means and includes individuals, corporations, <limited liability companies,> partnerships, trusts, associations, joint ventures and other entities, whether or not legal entities, and governments and agencies and political subdivisions thereof, whether domestic or foreign.

~~(l)~~       <(k)>       "Shareholder" means a record owner of outstanding Shares.

~~(m)~~       <(l)>       "Shares" means the Shares of Beneficial Interest into which the beneficial interest in the Trust shall be divided from time to time or, when used in relation to any particular series <or class> of Shares established by the Trustees pursuant to Section ~~6.9~~ <6.11> hereof, ~~equal proportionate~~ transferable units into which such series <or class> of Shares shall be divided from time to time <in accordance with the terms hereof>. The term "Shares" includes fractions of Shares as well as whole Shares.

~~(n)~~       <(m)>       "Shareholder Servicing Agent" means a party furnishing services to the Trust pursuant to any shareholder servicing contract described in Section ~~4.4~~ <4.5> hereof.

~~(o)~~       <(n)>       "Transfer Agent" means a party furnishing services to the Trust pursuant to any transfer agency contract described in Section ~~4.4~~ <4.5> hereof.

~~(p)~~       <(o)>       "Trust" means the trust ~~created hereby.~~ <hereunder.>

~~(q)~~       <(p)>       "Trust Property" means any and all property, real or personal, tangible or intangible, which is owned or held by or for the account of the Trust or the Trustees, including, without limitation, any and all property allocated or belonging to any series <or class> of Shares pursuant to Section 6.9 <or Section 6.10> hereof.

~~(r)~~       <(q)>       "Trustees" means the persons who have signed the Declaration, so long as they shall continue in office in accordance with the terms hereof, and all other persons who may from time to time be duly elected or appointed, qualified and serving as Trustees in accordance with the provisions hereof, and reference herein to a Trustee or the Trustees shall refer to such person or persons in their capacity as ~~Trustees~~ <trustees> hereunder.

       <(r)       "Trustees Emeritus" means those former Trustees who, from time to time, elect to serve as trustees emeritus of the Trust in accordance with the guidelines and conditions for such service adopted by the Trustees from time to time, for so long as they serve in that capacity. Trustees Emeritus, in their capacity as such, are not Trustees of the Trust for any purpose and have no powers or obligations of Trustees hereunder.>

ARTICLE II

TRUSTEES

       Section 2.1. Number of Trustees. The number of Trustees shall be such number as shall be fixed from time to time by a ~~written instrument signed by a~~ majority of the Trustees ~~, provided, however, that the number of Trustees shall in no event be less than three nor more than 15~~.

       Section 2.2. Term of Office of Trustees. ~~Subject to the provisions of Section 16(a)~~ <A Trustee may be elected either by the Shareholders of the Trust or, as provided in the Declaration and subject to the limitations> of the 1940 Act, <by> the Trustees<. Subject to all applicable provisions of the 1940 Act, a Trustee> shall hold office during the lifetime of this Trust and until its termination as hereinafter provided <or, if sooner, until his or her death or the election and qualification of his or her successor>; except that<:>

       (a)       any Trustee may resign his <or her> trust (without need for prior or subsequent accounting) by an instrument in writing signed by ~~him~~ <that Trustee> and delivered to the ~~other Trustees~~ <Trust>, which shall take effect upon such delivery or upon such later date as is specified therein;

       (b)       ~~that~~ any Trustee may be removed ~~with cause,~~ at any time, <with or without cause,> by written instrument signed by at least two-thirds of the remaining Trustees, specifying the date when such removal shall become effective;

       (c)       any Trustee who has attained a mandatory retirement age established pursuant to any written policy adopted from time to time by at least two<->thirds of the Trustees shall, automatically and without action of such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy~~:~~<;>

       (d)       any Trustee who has <served to the end of his or her term of office established pursuant to any written policy adopted from time to time by at least two-thirds of the Trustees shall, automatically and without action of such Trustee or the remaining Trustees, be deemed to have retired in accordance with the terms of such policy, effective as of the date determined in accordance with such policy;

       (e)       any Trustee who has> become incapacitated by illness or injury<,> as determined by a majority of the other Trustees <in their reasonable judgment>, may be retired by written instrument signed by a majority of the other Trustees, specifying the date of his <or her> retirement; and

~~(e)~~       <(f)>       a Trustee may be removed at any meeting of Shareholders by a vote of <Shares representing> two-thirds of the < voting power of the> outstanding Shares of ~~each series. For the purposes of the foregoing clause (b), the term "cause" shall include, but not be limited to, failure to comply with such written policies as may from time to time be adopted by at least two thirds of the Trustees with respect to the conduct of Trustees and attendance at meetings~~ <the Trust>.

Upon the resignation<, retirement> or removal of a Trustee, or his <or her> otherwise ceasing to be a Trustee, ~~he~~ <that individual> shall execute and deliver such documents as the remaining Trustees shall require for the purpose of conveying to the Trust or the remaining Trustees any Trust Property held in the name of the resigning, retiring or removed Trustee. Upon the incapacity or death of any Trustee, ~~his~~ <that Trustee's> legal representative shall execute and deliver on his <or her> behalf such documents as the remaining Trustees shall require as provided in the preceding sentence.

       <Except to the extent expressly provided in a written agreement to which the Trust is a party or in a written policy adopted by the Trustees, no resigning or removed Trustee shall have any right to any compensation for any period following his or her resignation or removal, or any right to damages on account of such removal.>

       Section 2.3. Resignation and Appointment of Trustees. In case of the declination, death, resignation, retirement~~,~~ <or> removal ~~or inability~~ of any ~~one~~ of the Trustees, or in case a vacancy shall, by reason of an increase in number <of Trustees>, or for any other reason, exist, the remaining Trustees ~~shall~~ <may> fill such vacancy by appointing such other individual as they in their discretion shall see fit. ~~Such appointment shall be evidenced by a written instrument signed by a majority of the Trustees in office.~~ Any such appointment shall not become effective, however, until the person ~~named in the written instrument of appointment~~  <appointed> shall have accepted in writing such appointment and agreed in writing to be bound by the terms of the Declaration. ~~Within twelve months of such appointment, the Trustees shall cause notice of such appointment to be mailed to each Shareholder at his address as recorded on the books of the Trust.~~ An appointment of a Trustee may be made by the Trustees then in office ~~and notice thereof mailed to Shareholders as aforesaid~~ in anticipation of a vacancy to occur by reason of retirement, resignation<, removal> or increase in number of Trustees effective at a later date, provided that said appointment shall become effective only at or after the effective date of said retirement, resignation<, removal> or increase in number of Trustees. The power of appointment is subject to ~~the~~ <all applicable> provisions ~~of Section 16 (a)~~ of the 1940 Act.

       Section 2.4. Vacancies. The death, declination, resignation, retirement, removal or incapacity of the Trustees, or any ~~one~~ of them, shall not operate to annul the Trust or to revoke any existing agency created pursuant to the terms of ~~this~~ <the> Declaration. Whenever a vacancy in the number of Trustees shall occur, until such vacancy is filled as provided in Section 2.3, ~~the~~ <or while any Trustee is incapacitated, the other> Trustees in office, regardless of their number, shall have all the powers granted to the Trustees and shall discharge all the duties imposed upon the Trustees by the Declaration<, and only such other Trustees shall be counted for the purposes of the existence of a quorum or the taking of any action to be taken by the Trustees>. A written instrument certifying the existence of such vacancy <or incapacity> signed by a majority of the Trustees shall be conclusive evidence of the existence ~~of such vacancy~~ <thereof>.

       Section 2.5. Delegation of Power to Other Trustees. Any Trustee may, by power of attorney, delegate his power for a period not exceeding six months at any one time to any other Trustee or Trustees; provided that in no case shall fewer than two Trustees personally exercise the powers granted to the Trustees under the Declaration except as ~~herein~~ otherwise expressly provided <herein>.

ARTICLE III

POWERS OF TRUSTEES

       Section 3.1. General. The Trustees shall have exclusive and absolute control over the Trust Property and over the business of the Trust to the same extent as if the Trustees were the sole owners of the Trust Property and business in their own right, but with such powers of delegation as may be permitted by the Declaration. The Trustees shall have power to conduct the business of the Trust and carry on its operations in any and all of its branches and maintain offices both within and without ~~the~~ <The> Commonwealth of Massachusetts, in any and all states of the United States of America, in the District of Columbia<,> and in any and all commonwealths, territories, dependencies, colonies, possessions, agencies or instrumentalities of the United States of America and of foreign governments, and to do all such other things and execute all such instruments as the Trustees deem necessary, proper or desirable in order to promote the interests of the Trust although such things are not herein specifically mentioned. Any determination as to what is in the interests of the Trust made by the Trustees in good faith shall be conclusive. In construing the provisions of the Declaration, the presumption shall be in favor of a grant of power to the Trustees.

       The enumeration of any specific power herein shall not be construed as limiting the aforesaid power <or any other power of the Trustees hereunder>. Such powers of the Trustees may be exercised without order of or resort to any court.

       Section 3.2. Investments. (a) The Trustees shall have the power:

       (i)       to conduct, operate and carry on the business of an investment company;

       (ii)       to subscribe for, invest in, reinvest in, purchase or otherwise acquire, own, hold, pledge, sell, assign, transfer, exchange, distribute, lend or otherwise deal in or dispose of <securities of every nature and kind,> U.S. and foreign currencies, any form of gold or other precious metal, commodity contracts, <any form of option contract,> contracts for the future acquisition or delivery of fixed income or other securities, ~~and securities~~ <derivative instruments> of every ~~nature and kind,~~ <kind, "when-issued" or standby contracts, and all types of obligations or financial instruments,> including, without limitation, all types of bonds, debentures, stocks, negotiable or non-negotiable instruments, obligations, evidences of indebtedness, certificates of deposit or indebtedness, commercial paper, repurchase agreements, bankers' acceptances, and other securities of any kind<,> issued, created, guaranteed or sponsored by any and all Persons, including, without limitation,

       (A)       states, territories and possessions of the United States and the District of Columbia and any political subdivision, agency or instrumentality of any such Person,

       (B)       the U.S. Government, any foreign government, <or> any political subdivision or any agency or instrumentality of the U.S. ~~Government, any foreign government or any political subdivision of the U.S.~~ Government or any foreign government,

       (C)       any international instrumentality,

       (D)       any bank or savings institution, or

       (E)       any corporation or organization organized under the laws of the United States or of any state, territory or possession thereof, or under any foreign law;

~~or in "when issued" contracts for any such securities,~~

to retain Trust assets in cash and from time to time <to> change the ~~securities or obligations~~ <investments> in which the assets of the Trust are invested; and to exercise any and all rights, powers and privileges of ownership or interest in respect of any and all such investments of every kind and description, including, without limitation, the right to consent and otherwise act with respect thereto, with power to designate one or more Persons to exercise any of said rights, powers and privileges in respect of any of said investments; and

       (iii)       to carry on any other business in connection with or incidental to any of the foregoing powers, to do everything necessary, proper or desirable for the accomplishment of any purpose or the attainment of any object or the furtherance of any power hereinbefore set forth, and to do every other act or thing incidental or appurtenant to or connected with the aforesaid purposes, objects or powers.

       (b)       The Trustees shall not be limited to investing in securities or obligations maturing before the possible termination of the Trust, nor shall the Trustees be limited by any law limiting the investments which may be made by fiduciaries.

       (c)       Notwithstanding any other ~~provisions~~ <provision> of ~~this~~ <the> Declaration to the contrary, the Trustees shall have the power in their discretion without any requirement of approval by ~~shareholders~~ <Shareholders> to either invest all or a portion of the Trust Property~~, or sell all or a portion~~ of the Trust <or, as applicable,> ~~Property and invest the proceeds of such sales, in another investment company that is registered under the 1940 Act.~~

~~(d) Notwithstanding any other provision of this Declaration to the contrary, the Trustees shall have the power in their discretion without any requirement of approval by Shareholders to either invest all or a portion of~~ the Trust Property of each series of the Trust~~(other than Landmark Institutional Liquid Reserves, Landmark Institutional U.S. Treasury Reserves and Landmark Institutional Tax Free Reserves)~~, or sell all or a portion of such Trust Property and invest the proceeds of such sales, in one or more <other> investment companies to the extent not prohibited by the 1940 Act ~~and exemptive orders granted under such Act~~.

       Section 3.3. Legal Title. Legal title to all Trust Property shall be vested in the Trustees as joint tenants except that the Trustees shall have power to cause legal title to any Trust Property to be held by or in the name of one or more of the Trustees, or in the name of the Trust, or in the name of any other Person or nominee, on such terms as the Trustees may determine. The right, title and interest of the Trustees in the Trust Property shall vest automatically in each person who may hereafter become a Trustee. Upon the resignation, <retirement,> removal or death of a Trustee, such Trustee shall automatically cease to have any right, title or interest in any of the Trust Property, and the right, title and interest of such Trustee in the Trust Property shall vest automatically in the remaining Trustees. Such vesting and cessation of title shall be effective whether or not conveyancing documents have been executed and delivered.

       Section 3.4. Issuance and Repurchase of Securities. The Trustees shall have the power to issue, sell, repurchase, redeem, retire, cancel, acquire, hold, resell, reissue, dispose of, transfer<,> and otherwise deal in Shares and, subject to the provisions set forth in Articles VII, VIII and IX and Section 6.9 hereof, to apply to any such repurchase, redemption, retirement, cancellation or acquisition of Shares any funds of the Trust or other Trust Property, whether capital or surplus or otherwise~~, to the full extent now or hereafter permitted by the laws of the Commonwealth of Massachusetts governing business corporations~~.

       Section 3.5. Borrowing Money; Lending Trust Property. The Trustees shall have power to borrow money or otherwise obtain credit and to secure the same by mortgaging, pledging or otherwise subjecting as security the Trust Property, to endorse, guarantee, or undertake the performance of any obligation, contract or engagement of any other Person and to lend Trust Property.

       Section 3.6. Delegation~~; Committees~~. The Trustees shall have power to delegate from time to time to such of their number or to officers, employees ~~or agents~~<, any Investment Adviser, Distributor, custodian, agent or independent contractor> of the Trust the doing of such things and the execution of such instruments either in the name of the Trust or the names of the Trustees or otherwise as the Trustees may deem <appropriate or> expedient.

       Section 3.7. Collection and Payment. Subject to Section 6.9 hereof, the Trustees shall have power to collect all property due to the Trust; to pay all claims, including taxes, against the Trust Property; to prosecute, defend, compromise or abandon any claims relating to the Trust Property; to foreclose any security interest securing any obligations, by virtue of which any property is owed to the Trust; and to enter into releases, agreements and other instruments.

       Section 3.8. Expenses. Subject to Section 6.9 hereof, the Trustees shall have the power to incur and pay any expenses which in the opinion of the Trustees are necessary or incidental to carry out any of the purposes of the Declaration, and to pay reasonable compensation from the funds of the Trust to themselves as Trustees. The Trustees shall fix the compensation of all officers, employees<, Trustees> and Trustees <Emeritus>.

       Section 3.9. Manner of Acting; By-Laws. Except as otherwise provided herein<, in the 1940 Act> or in the By-Laws, any action to be taken by the Trustees may be taken by a majority of the Trustees present at a meeting of Trustees at which a quorum is present, including any meeting held by means of a conference telephone circuit or similar communications equipment by means of which all persons participating in the meeting can hear each other, or by written consents of ~~all~~ <a majority of> the Trustees. The Trustees may adopt By-Laws not inconsistent with ~~this~~ <the> Declaration to provide for the conduct of the business of the Trust and may amend or repeal such By-Laws ~~to the extent such power is not reserved to the Shareholders.~~ <at any time.>

       Section 3.10. Miscellaneous Powers. ~~The~~ <Without limiting the foregoing, the> Trustees shall have the power to:

       (a)       employ or contract with such Persons as the Trustees may deem desirable for the transaction of the business of the Trust;

       (b)       enter into joint ventures, partnerships and any other combinations or associations;

       (c)       ~~remove Trustees or fill vacancies in or add to their number,~~ elect and remove such officers and appoint and terminate such agents or employees as they consider appropriate, <in each case with or without cause,> and appoint ~~from their own number,~~ and terminate~~,~~ any one or more committees~~,~~ which may exercise some or all of the power and authority of the Trustees as the Trustees may determine;

       (d)       purchase, and pay for out of Trust Property, <such insurance as they may deem necessary or appropriate for the conduct of the business of the Trust, including, without limitation,> insurance policies insuring the <assets of the Trust and payment of distributions and principal on its portfolio investments, and insurance policies insuring> Shareholders, ~~the~~ <any> Administrator, Trustees, <Trustees Emeritus,> officers, employees, agents, ~~the~~ <any> Investment Adviser, ~~the~~ <any> Distributor, selected dealers or independent contractors of the Trust against all claims arising by reason of holding any such position or by reason of any action taken or omitted by any such Person in such capacity, whether or not constituting negligence, or whether or not the Trust would have the power to indemnify such Person against such liability;

       (e)       establish pension, profit-sharing, Share purchase, <deferred compensation,> and other retirement, incentive and benefit plans for any Trustees, officers, employees or agents of the Trust;

       (f)       to the extent permitted by law, indemnify any ~~person~~ <Person> with whom the Trust has dealings, including ~~the~~ < any> Investment Adviser, Administrator, ~~Custodian~~ <custodian>, Distributor, Transfer Agent, Shareholder Servicing Agent and any dealer, to such extent as the Trustees shall determine;

       (g)       <guarantee indebtedness or contractual obligations of others;

       (h)>       determine and change the fiscal year of the Trust <or any series thereof> and the method by which its accounts shall be kept; and

~~(h)~~       <(i)>       adopt a seal for the Trust, provided<,> that the absence of such seal shall not impair the validity of any instrument executed on behalf of the Trust.

~~Section 3.11. Principal Transactions. Except in transactions permitted by the 1940 Act, or any order of exemption issued by the Commission, the Trustees shall not, on behalf of the Trust, buy any securities (other than Shares) from or sell any securities (other than shares) to, or lend any assets of the Trust to, any Trustee or officer of the Trust or of any firm of which any such Trustee or officer is a member acting as principal, or have any such dealings with the Investment Adviser, Administrator, Shareholder Servicing Agent, Custodian, Distributor of Transfer Agent or with any Interested Person of such Person; but the Trust may, upon customary terms, employ any such Person, or firm or company in which such Person is an Interested Person, as broker, legal counsel, registrar, transfer agent, dividend disbursing agent or custodian.~~

~~Section 3.12. Trustees and Officers as Shareholders. Except as hereinafter provided, no officer, Trustee or Member of the Advisory Board of the Trust, and no member, partner, officer, director or trustee of the Investment Adviser, the Administrator or the Distributor, and no Investment Adviser, Administrator or Distributor of the Trust, shall take long or short positions in the securities issued by the Trust. The foregoing provision shall not prevent:~~

~~(a) the Distributor from purchasing Shares from the Trust if such purchases are limited (except for reasonable allowances for clerical error, delays and errors of transmission and cancellation of orders) to purchases for the purpose of filling orders for Shares received by the Distributor, and provided that orders to purchase from the Trust are entered with the Trust or the Custodian promptly upon receipt by the Distributor of purchase orders for Shares, unless the Distributor is otherwise instructed by its customer:~~

~~(b) the Distributor from purchasing Shares as agent for the account of the Trust;~~

~~(c) the purchase from the Trust or from the Distributor of Shares by any officer, Trustee or member of the Advisory Board of the Trust or by any member, partner, officer, director or trustee of the Investment Adviser or of the Distributor, at a price not lower than the net asset value of the Shares at the moment of such purchase, provided that any such sales are only to be made pursuant to a uniform offer described in the Trust's current prospectus or statement of additional information; or~~

~~(d) the Investment Adviser, the Distributor, or any of their officers, partners, directors or trustees from purchasing Shares prior to the effective date of the Trust's Registration Statement under the Securities Act of 1933, as amended, relating to the Shares.~~

ARTICLE IV

~~INVESTMENT ADVISER, DISTRIBUTOR, ADMINISTRATOR, TRANSFER AGENT AND SHAREHOLDER SERVICING AGENTS~~

<SERVICE PROVIDERS>

       Section 4.1. Investment Adviser. Subject to ~~a Majority Shareholder Vote of the Shares of each series affected thereby~~ <applicable requirements of the 1940 Act>, the Trustees may in their discretion from time to time enter into one or more investment advisory or management contracts whereby the other party to each such contract shall undertake to furnish the Trust such management, ~~Investment~~ <investment> advisory, statistical and research facilities and services, promotional activities, and such other facilities and services, if any, with respect to one or more series of Shares, as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine. Notwithstanding any provision of the Declaration, the Trustees may delegate to the Investment Adviser authority (subject to such general or specific instructions as the Trustees may from time to time adopt) to effect purchases, sales, loans~~,~~ or exchanges of assets of the Trust <or any series thereof> on behalf of the Trustees or may authorize any officer, employee or Trustee to effect such purchases, sales, loans or exchanges pursuant to recommendations of the Investment Adviser (and all without further action by the Trustees). Any of such purchases, sales, loans or exchanges shall be deemed to have been authorized by all the Trustees. Such services may be provided by one or more Persons.

       Section 4.2. Distributor. ~~The~~ <Subject to applicable requirements of the 1940 Act, the> Trustees may in their discretion from time to time enter into one or more < exclusive or non-exclusive> distribution contracts providing for the sale of Shares <of one or more series or classes> whereby the Trust may either agree to sell the Shares to the other party to any such contract or appoint any such other party its sales agent for such Shares. In either case, any such contract shall be on such terms and conditions as the Trustees may in their discretion determine, provided that such terms and conditions are not inconsistent with the provisions of the Declaration or the By-Laws; and such contract may also provide for the repurchase or sale of Shares by such other party as principal or as agent of the Trust and may provide that such other party may enter into selected dealer agreements <or agency agreements> with ~~registered~~ securities dealers <or other Persons> to further the purpose of the distribution or repurchase of the Shares. Such services may be provided by one or more Persons.

       Section 4.3. Administrator. The Trustees may in their discretion from time to time enter into one or more ~~administration~~ <administrative services> contracts whereby the other party to each such contract shall undertake to furnish such administrative services to the Trust as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine, provided that such terms and conditions are not inconsistent with the ~~provisions of this~~ Declaration or the By-Laws.

~~Such services may be provided by one or more Persons.~~

       <Section 4.4. Custodian. The Trustees may in their discretion from time to time enter into one or more contracts whereby the other party to each such contract shall undertake to furnish such custody services to the Trust as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine, provided that such terms and conditions are not inconsistent with the provisions of the 1940 Act, the Declaration or the By-Laws. The Trustees may authorize any custodian to employ one or more sub-custodians from time to time to perform such of the services of the custodian as the Trustees shall from time to time consider desirable. Services described in this Section may be provided by one or more Persons. >

       Section ~~4.4.~~ <4.5.> Transfer ~~Agent~~ and Shareholder Servicing Agents. The Trustees may in their discretion from time to time enter into one or more transfer agency <or sub-transfer agency> and shareholder servicing contracts whereby the other party to each such contract shall undertake to furnish such transfer agency and/or shareholder services to the Trust as the Trustees shall from time to time consider desirable and all upon such terms and conditions as the Trustees may in their discretion determine, provided that such terms and conditions are not inconsistent with the provisions of ~~this~~ <the> Declaration or the By-Laws. Such services may be provided by one or more Persons.

       Section ~~4.5~~ <4.6>. Parties to Contract. Any contract of the character described in ~~Sections 4.1, 4.2, 4.3 or 4.4~~ <any Section> of this Article IV ~~or any Custodian contract~~ may be entered into with any Person, although one or more of the Trustees or officers of the Trust may be an officer, partner, director, trustee, shareholder<,> or member of such other party to the contract, and no such contract shall be invalidated or rendered voidable by reason of the existence of any such relationship; nor shall any Person holding such relationship be liable merely by reason of such relationship for any loss or expense to the Trust under or by reason of any such contract or accountable for any profit realized directly or indirectly therefrom, provided that the contract when entered into was not inconsistent with the provisions of this Article IV or the By-Laws. The same Person may be the other party to contracts entered into pursuant to Sections 4.1~~, 4.2, 4.3 and 4.4~~ <through 4.5> above ~~or any Custodian contract~~, and any individual may be financially interested or otherwise affiliated with Persons who are parties to any or all of the contracts mentioned in this Section ~~4.5~~ <4.6>.

ARTICLE V

LIMITATIONS OF LIABILITY OF SHAREHOLDERS,
TRUSTEES AND OTHERS

       Section 5.1. No Personal Liability of Shareholders~~, Trustees, etc. No~~ <. No Shareholder or former> Shareholder shall be subject to any personal liability whatsoever to any Person in connection with Trust Property or the acts, obligations or affairs of the Trust <solely by reason of being or having been a Shareholder. The Trust shall indemnify and hold each Shareholder and former Shareholder harmless from and against all claims and liabilities to which such Shareholder may become subject solely by reason of his or her being or having been a Shareholder (other than taxes payable by virtue of owning Shares), and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him or her in connection with any such claim or liability. The rights accruing to a Shareholder or former Shareholder under this Section 5.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder or former Shareholder in any appropriate situation even though not specifically provided herein. The Trust shall, upon request by a Shareholder or former Shareholder, assume the defense of any claim made against such Shareholder for any act or obligation of the Trust and satisfy any judgment thereon from the assets of the Trust. Notwithstanding any other provision of the Declaration to the contrary, no Trust Property shall be used to indemnify or reimburse any Shareholder or former Shareholder of any Shares of any series other than Trust Property allocated or belonging to such series.

       Section 5.2. Non-Liability of Trustees and Others>. No Trustee, <Trustee Emeritus,> officer, employee or agent of the Trust shall be subject to any personal liability whatsoever to any Person, other than the Trust or its Shareholders, in connection with Trust Property or the affairs of the Trust~~, save only that arising from bad faith, wilful misfeasance, gross negligence or reckless disregard for his duty to such Person~~; and all ~~such~~ Persons shall look solely to the Trust Property for satisfaction of claims of any nature arising in connection with the affairs of the Trust. ~~If~~ <No Trustee, Trustee Emeritus, officer, employee or agent of the Trust shall be liable to the Trust or to> any Shareholder, Trustee, officer, employee, ~~or agent, as such, of the Trust, is made a party to any suit or proceeding to enforce any such liability, he shall not, on account thereof, be held to any personal liability. The Trust shall indemnify and hold each Shareholder harmless from and against all claims and liabilities to which such Shareholder may become subject by reason of his being or having been a Shareholder, and shall reimburse such Shareholder for all legal and other expenses reasonably incurred by him in connection with any such claim or liability. The rights accruing to a Shareholder under this Section 5.1 shall not exclude any other right to which such Shareholder may be lawfully entitled, nor shall anything herein contained restrict the right of the Trust to indemnify or reimburse a Shareholder in any appropriate situation even though not specifically provided herein. Notwithstanding any other provision of this Declaration to the contrary, no Trust Property shall be used to indemnify or reimburse any Shareholder of any Shares of any series other than Trust Property allocated or belonging to such series.~~

~~Section 5.2. Non-Liability of Trustees, etc. No Trustee, officer, employee~~ or agent of the Trust ~~shall be liable to the Trust, its Shareholders, or to any shareholder, trustee, officer, employee or agent thereof~~ for any action or failure to act (including without limitation the failure to compel in any way any former or acting Trustee to redress any breach of trust) except for his <or her> own bad faith, ~~wilful~~ <willful> misfeasance, gross negligence or reckless disregard of his ~~duties.~~ <or her duties involved in the conduct of the individual's office.>

       Section 5.3. Mandatory Indemnification. (a) Subject to the exceptions and limitations contained in paragraph (b) below:

       (i)       every person who is or has been a Trustee<, Trustee Emeritus> or officer of the Trust <(hereinafter referred to as a "Covered Person")> ; shall be indemnified by the Trust against all liability and against all expenses reasonably incurred or paid by him <or her> in connection with any claim, action, suit or proceeding in which ~~he~~ <that individual> becomes involved as a party or otherwise by virtue of ~~his~~ being or having been a Trustee<, Trustee Emeritus> or officer and against amounts paid or incurred by ~~him~~ <that individual> in the settlement thereof;

       (ii)       the words "claim," "action," "suit" or "proceeding" shall apply to all claims, actions, suits or proceedings (civil, criminal, administrative or other, including appeals), actual or threatened; and the words "liability" and "expenses" shall include, without limitation, attorneys' fees, costs, judgments, amounts paid in settlement <or compromise>, fines, penalties and other liabilities.

       (b)       No indemnification shall be provided hereunder to a ~~Trustee or officer~~ <Covered Person>:

       (i)       against any liability to the Trust or the Shareholders by reason of a final adjudication by the court or other body before which the proceeding was brought that ~~he~~ <the Covered Person> engaged in ~~wilful~~ <willful> misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of ~~his~~ <that individual's> office;

       (ii)       with respect to any matter as to which ~~he~~ <the Covered Person> shall have been finally adjudicated not to have acted in good faith in the reasonable belief that ~~his~~ <that individual's> action was in the best interest of the Trust; or

       (iii)       in the event of a settlement involving a payment by a Trustee<, Trustee Emeritus> or officer or other disposition not involving a final adjudication as provided in paragraph (b)(i) or (b)(ii) above resulting in a payment by a ~~Trustee or officer~~ <Covered Person>, unless there has been either a determination that such ~~Trustee or officer~~ <Covered Person> did not engage in ~~wilful~~ <willful> misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of ~~his~~ <that individual's> office by the court or other body approving the settlement or other disposition or ~~by~~ a reasonable determination, based upon a review of readily available facts (as opposed to a full trial-type inquiry) that ~~he~~ <that individual> did not engage in such conduct:

              (A)       by vote of a majority of the Disinterested Trustees <(as defined below)> acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter); or

              (B)       by written opinion of ~~independent~~ legal counsel <chosen by a majority of the Trustees and determined by them in their reasonable judgment to be independent>.

       (c)       The rights of indemnification herein provided may be insured against by policies maintained by the Trust, shall be severable, shall not affect any other rights to which any ~~Trustee or officer~~ <Covered Person> may now or hereafter be entitled, shall continue as to a ~~Person~~ <person> who has ceased to be ~~such Trustee or officer~~ <a Covered Person> ; and shall inure to the benefit of the heirs, executors and administrators of such ~~Person~~ <person>. Nothing contained herein shall affect any rights to indemnification to which personnel ~~other than Trustees and officers~~<, including Covered Persons,> may be entitled by contract or otherwise under law.

       (d)       Expenses of preparation and presentation of a defense to any claim, action, suit<,> or proceeding of the character described in paragraph (a) of this Section 5.3 shall be advanced by the Trust prior to final disposition thereof upon receipt of an undertaking by or on behalf of the ~~recipient~~ <Covered Person> to repay such amount if it is ultimately determined that ~~he~~ <the Covered Person> is not entitled to indemnification under this Section 5.3, provided that either:

       (i)       such undertaking is secured by a surety bond or some other appropriate security or the Trust shall be insured against losses arising out of any such advances; or

       (ii)       a majority of the Disinterested Trustees acting on the matter (provided that a majority of the Disinterested Trustees then in office act on the matter) or  ~~an independent~~ legal counsel <selected as provided in Section 5.3(b)(iii)(B) above> in a written opinion, shall determine, based upon a review of readily available facts (as opposed to a full trial-type inquiry), that there is reason to believe that the ~~recipient~~ <Covered Person> ultimately will be found entitled to indemnification.

       As used in this Section 5.3 a "Disinterested Trustee" is one (i) who is not an "Interested Person" of the Trust (including anyone who has been exempted from being an "Interested Person" by any rule, regulation or order of the Commission), and (ii) against whom none of such actions, suits or other proceedings or another action, suit or other proceeding on the same or similar grounds is then or had been pending.

       <(e)       In making a determination under Section 5.3(b)(iii) as to whether a Covered Person engaged in the conduct described therein, or under Section 5.3(d)(ii) as to whether there is reason to believe that a Covered Person ultimately will be found entitled to indemnification, the Disinterested Trustees or legal counsel making the determination shall afford the Covered Person a rebuttable presumption that the Covered Person has not engaged in willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of the Covered Person's office and has acted in good faith in the reasonable belief that the Covered Person's action was in the best interest of the Trust or series and its shareholders.>

       Section 5.4. No Bond Required ~~of Trustees~~. No Trustee<, Trustee Emeritus or officer> shall be obligated to give any bond or other security for the performance of any of his <or her> duties hereunder.

       Section 5.5. No Duty of Investigation; Notice in Trust Instruments~~, etc~~. No purchaser, lender, <Shareholder Servicing Agent,> Transfer Agent or other Person dealing with the Trustees or any officer, employee or agent of the Trust shall be bound to make any inquiry concerning the validity of any transaction purporting to be made by the Trustees or by said officer, employee or agent or be liable for the application of money or property paid, loaned<,> or delivered to or on the order of the Trustees or of said officer, employee or agent. Every obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking, and every other act or thing whatsoever executed in connection with the Trust shall be conclusively presumed to have been executed or done by the executors thereof only in their capacity as Trustees under the Declaration or in their capacity as officers, employees or agents of the Trust. Every written obligation, contract, instrument, certificate, Share, other security of the Trust or undertaking made or issued by the Trustees <or officers> shall recite that the same is executed or made by them not individually, but as <or on behalf of> Trustees under the Declaration, and that the obligations of any such instrument are not binding upon any of the Trustee s<, officers> or Shareholders individually, but bind only the ~~trust~~ <Trust> estate, and may contain any further recital ~~which they or he may deem~~ <deemed> appropriate, but the omission of such recital shall not operate to bind any of the Trustees<, officers> or Shareholders individually. The Trustees ~~shall at all times~~ <may> maintain insurance for the protection of the Trust Property, ~~the Trust's~~ Shareholders, Trustees, <Trustees Emeritus,> officers, employees and agents in such amount as the Trustees shall deem adequate to cover possible tort liability, and such other insurance as the Trustees in their sole judgment shall deem advisable.

       Section 5.6. <Good Faith Action;> Reliance on Experts~~, etc.,~~<. The exercise by the Trustees or the officers of the Trust of their powers and discretions hereunder in good faith and with reasonable care under the circumstances then prevailing shall be binding upon everyone interested. The Trustees or the officers of the Trust shall not be liable for errors of judgment or mistakes of fact or law.> Each Trustee and officer or employee of the Trust shall, in the performance of his <or her> duties, be <under no liability and> fully and completely justified and protected with regard to any act or any failure to act resulting from reliance in good faith upon the books of account or other records of the Trust, upon ~~any opinion~~ <advice> of counsel, or upon reports made to the Trust by any of its officers or employees or by ~~the~~ <any> Investment Adviser, the Distributor, Transfer Agent, <custodian, any> Shareholder Servicing ~~Agents~~ <Agent>, selected dealers, accountants, appraisers or other experts or consultants selected with reasonable care by the Trustees, officers or employees of the Trust, regardless of whether such counsel or expert may also be a Trustee.

       <Section 5.7. Derivative Actions. No Shareholder shall have the right to bring or maintain any court action, proceeding or claim on behalf of the Trust or any series or class thereof without first making demand on the Trustees requesting the Trustees to bring or maintain such action, proceeding or claim. Such demand shall be excused only when the plaintiff makes a specific showing that irreparable injury to the Trust or any series or class thereof would otherwise result, or if a majority of the Board of Trustees, or a majority of any committee established to consider the merits of such action, has a personal financial interest in the action at issue. A Trustee shall not be deemed to have a personal financial interest in an action or otherwise be disqualified from ruling on a Shareholder demand by virtue of the fact that such Trustee receives remuneration from his or her service on the Board of Trustees of the Trust or on the boards of one or more investment companies with the same or an affiliated investment adviser or underwriter, or the amount of such remuneration.

       Such demand shall be mailed to the Secretary of the Trust at the Trust's principal office and shall set forth in reasonable detail the nature of the proposed court action, proceeding or claim and the essential facts relied upon by the Shareholder to support the allegations made in the demand. The Trustees shall consider such demand within 45 days of its receipt by the Trust. In their sole discretion, the Trustees may submit the matter to a vote of Shareholders of the Trust or any series or class thereof, as appropriate. Any decision by the Trustees to bring, maintain or settle (or not to bring, maintain or settle) such court action, proceeding or claim, or to submit the matter to a vote of Shareholders, shall be made by the Trustees in their business judgment and shall be binding upon the Shareholders. Any decision by the Trustees to bring or maintain a court action, proceeding or suit on behalf of the Trust or any series or class thereof shall be subject to the right of the Shareholders under Section 6.8 of the Declaration to vote on whether or not such court action, proceeding or suit should or should not be brought or maintained.>

ARTICLE VI

SHARES OF BENEFICIAL INTEREST

       Section 6.1. Beneficial Interest. The interest of the beneficiaries hereunder may be divided into transferable Shares of Beneficial Interest (without par value), ~~all of one class (except as provided in paragraph (i) of Section 6.9 hereof),~~ which may be divided into one or more series <and classes> as provided in ~~Section~~ <Sections> 6.9 <and 6.10> hereof. The number of ~~shares~~ <Shares> authorized hereunder is unlimited. All Shares issued hereunder~~,~~ including, without limitation, Shares issued in connection with a dividend in Shares or a split of Shares, shall be fully paid and non-assessable.

       Section 6.2. Rights of Shareholders. The ownership of the Trust Property of every description and the right to conduct any business hereinbefore described are vested exclusively in the Trustees, and the Shareholders shall have no interest therein other than the beneficial interest conferred by their Shares, and they shall have no right to call for any partition or division of any property, profits, rights or interests of the Trust nor can they be called upon to assume any losses of the Trust or suffer an assessment of any kind by virtue of their ownership of Shares. The Shares shall be personal property giving only the rights specifically set forth in the Declaration. The Shares shall not entitle the holder to preference, ~~pre-emptive~~ <preemptive>, appraisal, conversion or exchange rights, except as the Trustees may determine with respect to any series <or class> of Shares. <By becoming a Shareholder each Shareholder shall be held expressly to have assented to and agreed to be bound by the provisions of the Declaration.>

       Section 6.3. Trust Only. It is the intention of the Trustees to create only the relationship of ~~trustee~~ <Trustee> and beneficiary between the Trustees and each Shareholder from time to time. It is not the intention of the Trustees to create a general partnership, limited partnership, joint stock association, corporation, bailment or any form of legal relationship other than a trust. Nothing in the Declaration shall be construed to make the Shareholders, either by themselves or with the Trustees, partners or members of a joint stock association.

       Section 6.4. Issuance of Shares. The Trustees, in their discretion may, from time to time without vote of the Shareholders, issue Shares, in addition to the then issued and outstanding Shares and Shares held in the treasury, to such party or parties and for such amount and type of consideration, including cash or property, at such time or times, and on such terms as the Trustees may deem best, and may in such manner acquire other assets (including the acquisition of assets subject to, and in connection with<,> the assumption of liabilities) and businesses. In connection with any issuance of Shares, the Trustees may issue fractional Shares. The Trustees may from time to time divide or combine the Shares of ~~any Series~~ < the Trust or of any series or class> into a greater or lesser number without thereby changing their proportionate beneficial interests in Trust Property allocated or belonging to such series <or class>. Contributions to the Trust may be accepted for, and Shares shall be redeemed as, whole Shares and/or 1/1,000ths of a Share or integral multiples thereof.

       Section 6.5. Register of Shares. A register or registers shall be kept at the principal office of the Trust or at an office of the Transfer Agent or, upon the vote of a majority of the Trustees of the Trust, at an office of any one or more Shareholder Servicing Agents, which register or registers, taken together, shall contain the names and addresses <(which may be addresses for electronic delivery)> of the Shareholders and the number of Shares held by them respectively and a record of all transfers thereof. Such register or registers shall be conclusive as to who are the holders of the Shares and who shall be entitled to receive dividends or distributions or otherwise to exercise or enjoy the rights of Shareholders. Unless the Trustees have authorized a Shareholder Servicing Agent to keep a register of Shares, that Shareholder Servicing Agent shall be the holder of record of all outstanding Shares shown on the records of the Transfer Agent as being held by such Shareholder Servicing Agent. No Shareholder shall be entitled to receive payment of any dividend or distribution, nor to have notice given to ~~him as~~ <that Shareholder as provided> herein or in the By-Laws ~~provided~~, until ~~he~~ <the Shareholder> has given his <or her> address to the Transfer Agent or such other officer or agent of the Trustees as shall keep the said register for entry thereon, or, if the Trustees have authorized a Shareholder Servicing Agent to keep the register for the Shares of such Shareholder, such Shareholder Servicing Agent (as used in ~~this~~ <the> Declaration, such Shareholder's "agent of record"). It is not contemplated that certificates will be issued for the Shares; however, the Trustees, in their discretion, may authorize the issuance of Share certificates and promulgate appropriate rules and regulations as to their use.

       Section 6.6. Transfer of Shares. Shares shall be transferable on the records of the Trust ~~only~~ <in accordance with policies established> by the ~~record holder thereof or by his agent thereunto duly authorized in writing, upon delivery to the~~ Trustees~~, the Transfer Agent or the Shareholder Servicing Agent which is the agent of record for such Shareholder, of a duly executed instrument of transfer, together with any certificate or certificates (if issued) for such Shares and such evidence of the genuineness of each such execution and authorization and of other matters as may reasonably be required. Upon such delivery the transfer shall be recorded on the register of the Trust. Until such record is made~~ <from time to time. Until so transferred>, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder ~~and neither the Trustees nor any Transfer Agent or registrar nor any officer, employee or agent of the Trust shall be affected by any notice of the proposed transfer.~~

~~Any person becoming entitled to any Shares in consequence of the death, bankruptcy, or incompetence of any Shareholder, or otherwise by operation of law, shall be recorded on the register of Shares as the holder of such Shares upon production of the proper evidence thereof to the Trustees, the Transfer Agent or the Shareholder Servicing Agent which is the agent of record for such Shareholder; but until such record is made, the Shareholder of record shall be deemed to be the holder of such Shares for all purposes hereunder and neither the Trustees nor any Transfer Agent. Shareholder Servicing Agent or registrar nor any officer or agent of the Trust shall be affected by any notice of such death, bankruptcy or incompetence, or other operation of law~~.

       Section 6.7. Notices. Any and all notices to which any Shareholder may be entitled and any and all communications shall be deemed duly served or given <(i)> if mailed, postage prepaid, addressed to any Shareholder of record at ~~his~~ <the Shareholder's> last known address as recorded on the register of the Trust<, (ii) if sent by electronic transmission to the Shareholder of record at the Shareholder's last known address for electronic delivery as recorded on the register of the Trust, (iii) if mailed or sent by electronic delivery to one or more members of the Shareholder's household in accordance with applicable law or regulation, or (iv) if otherwise sent in accordance with applicable law or regulation>.

       Section 6.8. Voting Powers. The Shareholders shall have ~~the~~ power to vote only (i) for the <election of Trustees when that issue is submitted to Shareholders, and for the> removal of Trustees as provided in Section 2.2 hereof, (ii) with respect to any investment advisory or management contract ~~as provided in Section 4.1 hereof~~ <on which a shareholder vote is required by the 1940 Act>, (iii) with respect to termination of the Trust <or any series or class to the extent and> as provided in Section 9.2 hereof, (iv) with respect to any amendment of ~~this~~ <the> Declaration to the extent and as provided in Section 9.3 hereof, (v) with respect to any merger, consolidation or sale of assets ~~as provided in Sections 9.4 and 9.6 hereof, (vi) with respect to incorporation of the Trust or any series~~ to the extent and as provided in ~~Sections 9.5 and 9.6~~ <Section 9.4> hereof, ~~(vii)~~<(vi)> to the same extent as the stockholders of a Massachusetts business corporation as to whether or not a court action, proceeding or claim should or should not be brought or maintained derivatively or as a class action on behalf of the Trust or the Shareholders, and ~~(viii)~~<(vii)> with respect to such additional matters relating to the Trust as may be required by the Declaration, the By-Laws or any registration of the Trust with the Commission (or any successor agency) or any ~~state~~  <other regulator having jurisdiction over the Trust>, or as the Trustees may consider necessary or desirable.

~~Each whole Share~~

       <A Shareholder of each series or class> shall be entitled to one vote ~~as to any~~ <for each dollar of net asset value (number of Shares owned times net asset value per Share) of such series or class, on each> matter on which ~~it~~ <such Shareholder> is entitled to vote and each fractional ~~Share~~ <dollar amount> shall be entitled to a proportionate fractional vote, except that <the Trustees may, in conjunction with the establishment of any series or class of Shares (but subject to applicable law), establish conditions under which the several series or classes shall have separate or no voting rights.> Shares held in the treasury of the Trust shall not be voted.

~~Shares~~<Except when a larger vote is required by applicable law or by any provision of the Declaration or the By-Laws, if any, Shares entitled to vote and representing a majority of the voting power of the Shares voted on the matter in person or by proxy shall decide any matter and a plurality shall elect a Trustee, provided that where any provision of law or of the Declaration requires that the holders of any series or class shall vote as a series or class, then Shares representing a majority of the voting power of the Shares of that series or class entitled to vote and voted on the matter shall decide that matter insofar as that series or class is concerned, and provided further that subject to applicable law, abstentions and broker non-votes shall not be counted as having been voted on the applicable matter.

       Shares of all series> shall be voted ~~by individual series~~ <in the aggregate> on any matter submitted to a vote of the Shareholders of the Trust except as provided in Section 6.9~~(g)~~<(g)> hereof. There shall be no cumulative voting in the election of Trustees. Until Shares are issued <and during any period when no Shares are outstanding>, the Trustees may exercise all rights of Shareholders and may take any action required by law, the Declaration or the By-Laws~~,~~ to be taken by Shareholders. At any meeting of ~~Shareholders~~ <shareholders> of the Trust or ~~of~~ any series <or class> of the Trust, a Shareholder Servicing Agent may vote any ~~Shares~~ <shares> as to which such Shareholder Servicing Agent is the agent of record and ~~which are not otherwise represented in person or by proxy at the meeting~~ <for which no voting instructions are received> , proportionately in accordance with the votes cast by holders of all ~~Shares~~ <shares> otherwise represented at the meeting in person or by proxy as to which such Shareholder Servicing Agent is the agent of record. Any  ~~Shares~~ <shares> so voted by a Shareholder Servicing Agent will be deemed represented at the meeting for quorum purposes. The By-Laws may include further provisions for Shareholder votes and meetings and related matters.

       Section 6.9. Series ~~Designation~~ <of Shares>. Shares of the Trust may be divided into series, the number and relative rights, privileges and preferences of which shall be established and designated by the Trustees, in their discretion, in accordance with the terms of this Section 6.9. The Trustees may from time to time exercise their power to authorize the division of Shares into one or more series by establishing and designating one or more series of Shares upon and subject to the following provisions:

       (a)       All Shares shall be identical <(subject to such variations between classes of Shares as may be permitted in accordance with the terms of Section 6.10 hereof)> ; except that there may be such variations ~~as shall be fixed and determined~~ <between different series as are approved> by the Trustees ~~between different series as to purchase price, right of redemption and the price, terms and manner of redemption, and special and relative rights as to dividends and on liquidation.~~ <and as are consistent with applicable law.>

       (b)       The number of authorized Shares and the number of Shares of each series that may be issued shall be unlimited. The Trustees may classify or reclassify any ~~unissued Shares or any~~ <Shares of any Series, including outstanding Shares, unissued Shares and> Shares previously issued and reacquired ~~of any series~~<,> into one or more series that may be established and designated from time to time. The Trustees may hold as treasury shares (of the same or some other series), reissue for such consideration and on such terms as they may determine, or cancel any Shares of any series reacquired by the Trust at their discretion from time to time.

       (c)       All consideration received by the Trust for the issue or sale of Shares of a particular series, together with all assets in which such consideration is invested or reinvested, all income, earnings, profits<,> and proceeds thereof, including any proceeds derived from the sale, exchange or liquidation of such assets, and any funds or payments derived from any reinvestment of such proceeds in whatever form the same may be, shall irrevocably belong to that series for all purposes, subject only to the rights of creditors of such series, and shall be so recorded upon the books of account of the Trust. In the event that there are any assets, income, earnings, profits~~,~~ and proceeds thereof, funds, or payments which are not readily identifiable as belonging to any particular series, the Trustees shall allocate them among any one or more of the series established and designated from time to time in such manner and on such basis as they, in their sole discretion, deem fair and equitable. Each such allocation by the Trustees shall be conclusive and binding upon the Shareholders of all series for all purposes. No holder of Shares of any particular series shall have any claim on or right to any assets allocated or belonging to any other series of Shares. <No holder of Shares of any particular series shall be entitled to participate in a derivative or class action on behalf of any other series or the Shareholders of any other series.>

       (d)       The assets belonging to each particular series shall be charged with the liabilities of the Trust in respect of that series and all expenses, costs, charges and reserves attributable to that series, and any general liabilities, expenses, costs, charges or reserves of the Trust which are not readily identifiable as belonging to any particular series shall be allocated and charged by the Trustees to and among any one or more of the series established and designated from time to time in such manner and on such basis as the Trustees<,> in their sole discretion<,> deem fair and equitable. Each allocation of liabilities, expenses, costs, charges and reserves by the Trustees shall be conclusive and binding upon the holders of all series for all purposes. The Trustees shall have full discretion, to the extent not inconsistent with the 1940 Act, to determine which items shall be treated as income and which items as capital; and each such determination and allocation shall be conclusive and binding upon the Shareholders. Under no circumstances shall the assets allocated or belonging to any particular series be charged with liabilities attributable to any other series. All Persons who have extended credit which has been allocated to a particular series, or who have a claim or contract which has been allocated to any particular series, shall look only to the assets of that particular series for payment of such credit, claim or contract.

       (e)       The power of the Trustees to invest and reinvest the Trust Property allocated or belonging to any particular series shall be governed by Section 3.2 hereof unless otherwise provided in the instrument of the Trustees establishing such series ~~which is hereinafter described~~.

       (f)       Each Share of a series shall represent a beneficial interest in the net assets allocated or belonging to such series only, and such interest shall not extend to the assets of the Trust generally. Dividends and distributions on Shares of a particular series may be paid with such frequency as the Trustees may determine, which may be ~~daily~~ <monthly> or otherwise, pursuant to a standing resolution or resolutions adopted only once or with such frequency as the Trustees may determine, to the holders of Shares of that series only, from such of the income and capital gains, accrued or realized, from the assets belonging to that series, as the Trustees may determine, after providing for actual and accrued liabilities belonging to that series. ~~All~~ <Subject to differences among classes, all> dividends and distributions on Shares of a particular series shall be distributed pro rata to the holders of that series in proportion to the number <and value> of Shares of that series held by such holders at the date and time of record established for the payment of such dividends or distributions. Shares of any particular series of the Trust may be redeemed solely out of Trust Property allocated or belonging to that series. Upon liquidation or termination of a series of the Trust, Shareholders of such series shall be entitled to receive a pro rata share of the net assets of such series only.

       (g)       Notwithstanding any provision hereof to the contrary, on any matter submitted to a vote of the Shareholders of the Trust, all Shares <of all series> then entitled to vote shall be voted ~~by individual series~~ <in the aggregate>, except that (i) when required by the 1940 Act to be voted ~~in the aggregate~~ <by individual series or class>, Shares shall not be voted ~~by individual series~~ <in the aggregate>, and (ii) when the Trustees have determined that ~~the~~ <a> matter affects only the interests of Shareholders of ~~one or more~~ <particular> series <or classes of Shares>, only Shareholders of such series <or classes of Shares, as applicable,> shall be entitled to vote thereon.

~~(h) The establishment and designation of any series of Shares shall be effective upon the execution by a majority of the then~~

       <Section 6.10. Classes of Shares. The> Trustees <may,> ~~of an instrument setting forth such establishment and designation and the relative rights and preferences of such series, or as otherwise provided in such instrument. At any time that there are no Shares outstanding of any particular series previously established and designated, the Trustees may by an instrument executed by a majority of their number abolish that series and the establishment and designation thereof. Each instrument referred to in this paragraph shall have the status of an amendment to this Declaration.~~

~~(i) Notwithstanding anything in this Declaration to the contrary, the Trustees may~~ in their discretion<,> authorize the division of Shares of <the Trust (or> any series <of the Trust)> into  ~~Shares of~~ one or more classes ~~or subseries of such series~~<, the number and relative rights, privileges and preferences of which shall be established and designated by the Trustees, in their discretion, in accordance with the terms of the 1940 Act. The number of Shares of each class that may be issued is unlimited, and the Trustees may classify or reclassify any Shares of any class, including outstanding Shares, into one or more classes that may be established and designated from time to time>. All Shares of a class ~~or a subseries~~ shall be identical with each other and with the Shares of each other class ~~or subseries of~~ <of the Trust or> the same series <of the Trust (as applicable),> except for such variations between classes ~~or subseries~~ as may be approved by the Board of Trustees and ~~be permitted under~~ <not prohibited by> the 1940 Act ~~or pursuant to any exemptive order issued by the Commission.~~<.

       Section 6.11 Series and Class Designations. The establishment and designation of any series or class of Shares shall be effective (a) upon the execution by a majority of the then Trustees of an instrument setting forth such establishment and designation and the relative rights and preferences of such series or class, (b) upon the vote of a majority of the Trustees as set forth in an instrument executed by an officer of the Trust, or (c) at such other time as the instrument referred to in the foregoing clause (a) or the vote referred to in the foregoing clause (b) may provide. The Trustees may at any time by an instrument executed by a majority of their number abolish any series or class and the establishment and designation thereof. Each instrument referred to in this paragraph shall be an amendment to the Declaration.

       The series of Shares existing as of the date hereof are set forth in Appendix A hereto.

       The classes of Shares of each series existing as of the date hereof are set forth in Appendix B hereto.>

ARTICLE VII

REDEMPTIONS

       Section 7.1. Redemptions. ~~In case any Shareholder at any time desires to dispose of his Shares, he may deposit his certificate or certificates therefor, duly endorsed in blank or accompanied by an instrument of transfer executed in blank, or if the Shares are not represented by any certificates, a written request or~~ <All Shares shall be redeemable based on a redemption price determined in accordance with this Section 7.1 and Article VIII of the Declaration. Redeemed Shares may be resold by the Trust. The Trust shall redeem the Shares at the price determined as hereinafter set forth, upon acceptance of the appropriately verified application of the record holder thereof (or upon such >other ~~such~~ form of request as the Trustees may <determine) at such office or agency as may be designated> from time to time ~~authorize, at the office of the Transfer Agent, the Shareholder Servicing Agent, or at the office of any bank or trust company, either in or outside of Massachusetts, which is a member of the Federal Reserve System and which the said Transfer Agent or the said Shareholder Servicing Agent has designated in writing~~ for that purpose~~, together with an irrevocable offer in writing in a form acceptable to the Trustees to sell the Shares represented thereby to the Trust~~ <in the Trust's then effective registration statement under the Securities Act of 1933 and the 1940 Act. The Trustees may from time to time specify additional conditions, not inconsistent with the 1940 Act, in the Trust's registration statement regarding the redemption of Shares. Shares shall be redeemed> at the net asset value thereof ~~per Share,~~ <next> determined ~~as provided in Section 8.1 hereof, next after such deposit. Payment~~ <after acceptance of such request, less any applicable redemption fee or sales charge.

       Subject to Section 7.2 hereof, payment> for said Shares shall be made to the Shareholder ~~within seven days after the date on which the deposit is made, unless (i) the date of payment is postponed pursuant to Section 7.2 hereof, or (ii) the receipt, or verification of receipt, of the purchase price for the~~ <in cash or in property at such time and in such manner not inconsistent with the 1940 Act or other applicable law. Except as expressly determined by the Trustees, Shareholders shall not have the right to have> Shares ~~to be~~  redeemed ~~is delayed, in either of which event payment may be delayed beyond seven days.~~ <in-kind.>

       Section 7.2. Suspension of Right of Redemption. The Trust may declare a suspension of the right of redemption or postpone the date of payment of the redemption proceeds ~~for the whole or any part of the period (i) during which the New York Stock Exchange is closed other than customary weekend and holiday closings, (ii) during which trading on the New York Stock Exchange is restricted, (iii) during which an emergency exists as a result of which disposal by the Trust of securities owned by it is not reasonably practicable or it is not reasonably practicable for the Trust fairly to determine the value of its net assets, or (iv) during any other period when the Commission may for the protection of security holders of the Trust by order permit the~~ <of any series or class as permitted under the 1940 Act. Such suspension shall take effect at such time as the Trust shall specify, and thereafter there shall be no right of redemption or payment of the redemption proceeds until the Trust shall declare the suspension at an end. In the case of a> suspension of the right of redemption ~~or postponement of the date of payment of the redemption proceeds; provided that applicable rules and regulations of the Commission shall govern as to whether the conditions prescribed in (ii), (iii) or (iv) exist. Such suspension shall take effect at such time as the Trust shall specify but not later than the close of business on the business day next following the declaration of suspension, and thereafter there shall be no right of redemption or payment of the redemption proceeds until the Trust shall declare the suspension at an end, except that the suspension shall terminate in any event on the first day on which said stock exchange shall have reopened or the period specified in (ii) or (iii) shall have expired (as to which, in the absence of an official ruling by the Commission, the determination of the Trust shall be conclusive). In the case of suspension of the right of redemption~~, a Shareholder may either withdraw ~~his~~ <the Shareholder's> request for redemption or receive payment based on the net asset value existing after the termination of the suspension.

       Section 7.3. Redemption of Shares~~:~~<;> Disclosure of Holding. ~~If the~~ <The> Trustees ~~shall, at any time and in good faith, be of the opinion~~  <may, in their discretion, require the Trust to redeem Shares held by any Shareholder for any reason under terms set by the Trustees, including, but not limited to, (i) the determination of the Trustees> that direct or indirect ownership of Shares ~~or other securities~~ <of any series> has or may become concentrated in ~~any Person~~ <such Shareholder> to an extent ~~which~~ <that> would disqualify ~~the Trust~~  <that series> as a regulated investment company under the Internal Revenue Code of 1986, as amended ~~(the "Code"), then the Trustees shall have the power by lot or other means deemed equitable by them (i) to call for redemption by any such Person of a number, or principal amount, of Shares or other securities of the Trust sufficient to maintain or bring the direct or indirect~~<(or any successor statute thereto), (ii) the failure of a Shareholder to supply a tax identification number if required to do so, (iii) the failure of a Shareholder to pay when due for the purchase of Shares issued to that Shareholder, (iv) the value of a Shareholder's Shares being less than a minimum amount established from time to time by the Trustees, (v) failure of a Shareholder to meet or maintain the qualifications for ownership of a particular class of Shares or (vi) the determination by the Trustees or pursuant to policies adopted by the Trustees that> ownership of Shares ~~or other securities~~ <by a particular Shareholder is not in the best interests of the remaining Shareholders> of the Trust ~~into conformity with the requirements for such qualification, and (ii) to refuse to transfer or issue Shares or other securities of the Trust to any Person whose acquisition of the Shares or other securities of the Trust in question would result in such disqualification~~ <or applicable series or class>. The redemption shall be effected at the redemption price and in the manner provided in Section 7.1 hereof.

       The holders of Shares or other securities of the Trust shall upon demand disclose to the Trustees in writing such information with respect to direct and indirect ownership of Shares or other securities of the Trust as the Trustees deem necessary to comply with the provisions of the ~~Code~~ <Internal Revenue Code of 1986, as amended (or any successor statute)>, or to comply with the requirements of any other <law or regulation, and ownership of Shares may be disclosed by the Trustees if so required by law or regulation.> ~~authority. Upon the failure of a Shareholder to disclose such information and to comply with such demand of the Trustees, the Trust shall have the power to redeem such Shares at a redemption price determined in accordance with Section 7.1 hereof.~~

~~Section 7.4. Redemptions of Accounts of Less than $500. The Trustees shall have the power at any time to redeem Shares of any Shareholder at a redemption price determined in accordance with Section 7.1 hereof if at such time the aggregate net asset value of the Shares in such Shareholder's account is less than $500. A Shareholder shall be notified that the value of his account is less than $500 and allowed 60 days to make an additional investment before redemption is processed.~~

~~Section 7.5. Redemptions Pursuant to Constant Net Asset Value Formula. The Trust may also reduce the number of outstanding Shares pursuant to the provisions of Section 8.3 hereof.~~

ARTICLE VIII

DETERMINATION OF NET ASSET VALUE,
NET INCOME AND DISTRIBUTIONS<; REDUCTION IN SHARES

       The Trustees,>

~~Section 8.1. Net Asset Value. The value of the assets of the Trust shall be determined by appraisal of the securities owned by the Trust in the manner described in Section 8.3 hereof. From the total value of said assets, there shall be deducted all indebtedness, interest, taxes, payable or accrued, including estimated taxes on unrealized book profits, expenses and management charges accrued to the appraisal date, net income determined and declared as a dividend and all other items in the nature of liabilities which shall be deemed appropriate. The resulting amount which shall represent the total net assets of the Trust shall be divided by the number of Shares outstanding at the time and the quotient so obtained shall be deemed to be the net asset value of each Share. The net asset value of the Shares shall be determined each day during which the New York Stock Exchange is open for trading. This determination shall be made once during each day as of 12:00 noon, New York City time and at such other time or times as the Trustees may determine. The power and duty to make the daily calculations may be delegated by the Trustees to the Investment Adviser, the Custodian, the Transfer Agent or such other Person as the Trustees by vote may determine. The Trustees may suspend the daily determination of the net asset value to the extent permitted by the 1940 Act.~~

~~Section 8.2. Distributions to Shareholders. The Trustees shall from time to time distribute ratably among the Shareholders such proportion of the net profits, surplus (including paid-in surplus), capital, or assets held by the Trustees as they may deem proper. Such distribution may be made in cash or property (including, without limitation, any type of obligations of the Trust or any assets thereof), and the Trustees may distribute ratably among the Shareholders additional Shares issuable hereunder in such manner, at such times, and on such terms as the Trustees may deem proper. Such distributions may be among the Shareholders of record at the time of declaring a distribution or among the Shareholders of record at such later date as the Trustees shall determine. To the extent the Trustees deem appropriate as a matter of administrative convenience, distributions to Shareholders of the Trust may be effected on different dates to different Shareholders, provided that such distributions shall be made at regularly occurring intervals of approximately the same length with respect to each Shareholder of the Trust. The Trustees may always retain from the net profits such amount as they may deem necessary to pay the debts or expenses of the Trust or to meet obligations of the Trust, or as they may deem desirable to use in the conduct of its affairs or to retain for future requirements or extensions of the business. The Trustees may adopt and offer to Shareholders such dividend reinvestment plans, cash dividend payout plans or related plans as the Trustees shall deem appropriate.~~

~~In as much as the computation of net income and gains for federal income tax purposes may vary from the computation thereof on the books of the Trust, the above provisions shall be interpreted to give the Trustees the power in their discretion to distribute for any fiscal year as ordinary dividends and as capital gains distributions, respectively, additional amounts sufficient to enable the Trust to avoid or reduce liability for taxes.~~

~~Section 8.3. Determination of Net Income; Constant Net Asset Value; Reduction of Outstanding Shares. The net income of the Trust shall consist of (i) all interest income accrued on portfolio assets of the Trust, (ii) less all actual and accrued expenses determined in accordance with generally accepted accounting principles, and (iii) plus or minus any net realized gains or losses and any net unrealized gains or losses on the assets of the Trust. Interest income shall include discount earned (including both original issue and market discount) on paper accrued ratably to the date of maturity. Securities being valued shall be appraised on the basis of their amortized cost, or by such other method as shall be deemed to reflect their fair value. Expenses of the Trust, including advisory and service fees, shall be accrued each day. Such net income of the Trust shall be determined by or under the direction of the Trustees at each time the net asset value per share is determined pursuant to Section 8.1 hereof, and all the net income of the Trust so determined shall be declared as a dividend in Shares to Shareholders at the time of such determination. If, for any reason, the net income of the Trust determined at any time is a negative amount, the Trustees shall have the power, after first offsetting each Shareholder's pro rata share of such negative amount from the accrued interest dividend account of such Shareholder, to reduce the number of outstanding Shares of the Trust by reducing the number of Shares in the account of such Shareholder by that number of full and fractional Shares which represents that account's pro rata share of such excess negative income. As a result of this determination and declaration as a dividend of net income, the net asset value per Share of the Trust is intended, subject to the following paragraph, to remain at a constant dollar amount per Share immediately after each such determination and declaration. The Trustees shall have full discretion to determine whether any cash or property received shall be treated as income or as principal and whether any item or expense shall be charged to the income or the principal account, and their determination made in good faith shall be conclusive upon the Shareholders. In the case of stock dividends received, the Trustees shall have full discretion to determine, in the light of the particular circumstances, how much, if any, of the value thereof shall be treated as income; the balance, if any, to be treated as principal.~~

~~The Trustees may discontinue or amend the practice of maintaining the net asset value per Share at a constant dollar amount at any time.~~

~~Section 8.4. Power to Modify Foregoing Procedures. Notwithstanding any of the foregoing provisions of this Article VIII, the Trustees may prescribe,~~ in their absolute discretion, <may prescribe and shall set forth in the By-laws or in a duly adopted vote of the Trustees> such ~~other~~ bases and times for determining the per ~~share~~ <Share> net asset value of the Shares or net income, or the declaration and payment of dividends and distributions<,> as they may deem necessary or desirable. ~~Without limiting the generality of the foregoing, the Trustees may establish several series~~ <With respect to any series that holds itself out as a money market or stable value fund, the Trustees shall have the power to reduce the number of outstanding Shares of the series by reducing the number> of Shares in ~~accordance with Section 6.9 hereof.~~ <the account of each Shareholder on a pro rata basis, so as to maintain the net asset value per Share of such series at a constant dollar amount.>

ARTICLE IX

DURATION~~:~~<;> TERMINATION OF TRUST;
 ~~AMENDMENTS~~
<AMENDMENT>; MERGERS, ETC.

       Section 9.1. Duration. The Trust shall continue without limitation of time but subject to the provisions of this Article IX.

       Section 9.2. Termination of Trust. (a) The Trust may be terminated <at any time> (i) by a Majority Shareholder Vote of the holders of its Shares, or (ii) by the Trustees by written notice to the Shareholders. Any series of the Trust<, or any class of any series,> may be terminated <at any time> (i) by a Majority Shareholder Vote of the holders of Shares of that series <or class>, or (ii) by the Trustees by written notice to the Shareholders of that series <or class>. Upon the termination of the Trust or any series of the Trust:

       (i)       The Trust or series of the Trust shall carry on no business except for the purpose of winding up its affairs;

       (ii)       The Trustees shall proceed to wind up the affairs of the Trust or series of the Trust and all <the> powers of the Trustees under ~~this~~ <the> Declaration shall continue until the affairs of the Trust or series of the Trust shall have been wound up, including the power to fulfill or discharge the contracts of the Trust or series of the Trust, collect its assets, sell, convey, assign, exchange, transfer or otherwise dispose of all or any part of the remaining Trust Property or Trust Property of the series to one or more Persons at public or private sale for consideration which may consist in whole or in part of cash, securities or other property of any kind, discharge or pay its liabilities, and ~~to~~ do all other acts appropriate to liquidate its business; ~~provided, that any sale, conveyance, assignment, exchange, transfer or other disposition of all or substantially all the Trust Property shall require Shareholder approval in accordance with Section 9.4 hereof, and any sale, conveyance, assignment, exchange, transfer or other disposition of all or substantially all of the Trust Property allocated or belonging to any series shall require the approval of the Shareholders of such series as provided in Section 9.6 hereof;~~ and

       (iii)       After paying or adequately providing for the payment of all liabilities, and upon receipt of such releases, indemnities and refunding agreements as they deem necessary for their protection, the Trustees may distribute the remaining Trust Property or Trust Property of the series, in cash or in kind or partly in cash and partly in kind, among the Shareholders of the Trust or the series according to their respective rights.

<The foregoing provisions shall also apply mutatis mutandis to the termination of any class.>

       (b)       After termination of the Trust or series <or class> and distribution to the Shareholders of the Trust or series <or class> as herein provided, a majority of the Trustees shall execute and lodge among the records of the Trust an instrument in writing setting forth the fact of such termination, and the Trustees shall thereupon be discharged from all further liabilities and duties hereunder with respect to the Trust or series <or class>, and the rights and interests of all Shareholders of the Trust or series <or class> shall thereupon cease.

       Section 9.3. Amendment Procedure. (a) ~~This Declaration may be amended by a Majority~~ <Except as specifically provided herein, the Trustees may, without any> Shareholder ~~Vote of the Shareholders of the Trust or by any instrument in writing, without a meeting, signed by a majority of the Trustees and consented to by the holders of not less than a majority of the Shares of~~ <vote, amend or otherwise supplement the Declaration by making an amendment, a Declaration of Trust supplemental hereto or an amended and restated Declaration. Without limiting the foregoing power reserved to the Trustees,> the ~~Trust. The~~ Trustees may ~~also amend this Declaration~~<,> without ~~the vote or consent of Shareholders~~ <any Shareholder vote, amend the Declaration> to designate  ~~series in accordance with Section 6.9 hereof~~ <or redesignate series or classes>, to change the name <or principal office> of the Trust, to supply any omission, to cure, correct or supplement any ambiguous, defective or inconsistent provision hereof, or if they deem it necessary or advisable<,> to conform ~~this~~ <the> Declaration to the requirements of applicable ~~federal laws or regulations or the requirements of the regulated investment company provisions of~~ <law, including the 1940 Act and> the Internal Revenue Code of 1986, as amended, but the Trustees shall not be liable for failing to do so. <Shareholders>~~(b) No amendment which the Trustees~~ shall have ~~determined shall affect the rights, privileges or interests of holders of a particular series of Shares, and which would otherwise~~ <the right to vote on (i) any amendment that would affect their right to vote granted in Section 6.8; (ii) any amendment to this Section 9.3(a); (iii) any amendment as may be required by law, or by the Trust's registration statement, to be approved by Shareholders; and (iv) any amendment submitted to them by the Trustees. Any amendment on which Shareholders have the right to vote shall> require a Majority Shareholder Vote ~~under paragraph 3(a) of this Section 9, but not the rights, privileges or interests of~~ <of the Shareholders of the Trust, or the written consent, without a meeting, of the> holders of Shares <representing not less than a majority of the voting power of the Shares> of the Trust ~~generally, may be made except with the vote or consent by a Majority Shareholder Vote~~<. Notwithstanding the foregoing, if the Trustees shall determine that any amendment required or permitted to be submitted to Shareholders would affect only the interest of Shareholders of particular series or classes of Shares, then only Shareholders> of such series <or classes, as applicable, shall be entitled to vote thereon, and no vote of Shareholders of any other series or classes shall be required.

       (b)>~~(c) Notwithstanding any other provision hereof, no amendment may be made under this Section 9.3 which would change any rights with respect to the Shares, or any series of Shares, by reducing the amount payable thereon upon liquidation of the Trust or by diminishing or eliminating any voting rights pertaining thereto, except with the Majority Shareholder Vote of the Shares or that series of Shares.~~       Nothing contained in ~~this~~ <the> Declaration shall permit the amendment of ~~this~~ <the> Declaration to impair the exemption from personal liability of the Shareholders, <former Shareholders,> Trustees, <Trustees Emeritus,> officers, employees and agents of the Trust or to permit assessments upon Shareholders <or former Shareholders. Notwithstanding anything else herein, any amendment to Section 5.3 shall not limit the rights to indemnification or insurance provided therein with respect to actions or omissions of persons entitled to indemnification under such Section prior to such amendment.

       (c)>~~(d)~~       A certificate signed by a majority of the Trustees setting forth an amendment and reciting that it was duly adopted by the Shareholders <(if applicable)> or by the Trustees as aforesaid or a copy of the Declaration, as amended, and executed by a majority of the Trustees, shall be conclusive evidence of such amendment when lodged among the records of the Trust.

~~(e)~~       <(d)>       Notwithstanding any other provision hereof, until such time as ~~a Registration Statement under~~ <Shares of a particular series or class are first issued> the ~~Securities Act of 1933, as amended, covering the first public offering of securities of the Trust shall have become effective, this~~ Declaration may be <terminated or> amended in any respect <as to that series or class, and as to any series or class in which Shares are not outstanding,> by the affirmative vote of a majority of the Trustees or by an instrument signed by a majority of the Trustees.

       Section 9.4. Merger, Consolidation and Sale of Assets. ~~The Trust~~ <Subject to applicable law and except as otherwise provided in Section 9.5 hereof, the Trust or any series or class thereof> may merge or consolidate with any other corporation, association, trust or other organization or may sell, lease or exchange all or substantially all of the Trust Property (or all or substantially all of the Trust Property allocated or belonging to a particular series <or class> of the Trust) including its good will, upon such terms and conditions and for such consideration when and as authorized <(a)> at any meeting of Shareholders called for such purpose by ~~the vote of the holders of two-thirds of the outstanding Shares~~ <a Majority Shareholder Vote> of all series of the Trust voting as a single class~~, or of the affected series of the Trust, as the case may be, or by an instrument or instruments in writing~~ <if the entire Trust is merging, consolidating or disposing of assets, by a Majority Shareholder Vote of the particular series if the entire series is merging, consolidating or disposing of assets, or by a Majority Shareholder Vote of a class if only that class is merging, consolidating or disposing of assets, or (b) by the written consent,> without a meeting, ~~consented to by the vote~~ of the holders of ~~two-thirds~~ <Shares representing a majority of the voting power> of the outstanding Shares of all series of the Trust voting as a single class, or of the ~~affected series of the Trust, as the case may be; provided, however, that if~~ <particular series or class as described above. Any> such merger, consolidation, sale, lease or exchange ~~is recommended~~ < shall be deemed for all purposes to have been accomplished under and pursuant to the statutes of The Commonwealth of Massachusetts. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases, exchange offers, or any other method approved> by the Trustees~~, the vote or written consent by Majority Shareholder Vote~~<. Nothing contained herein> shall be ~~sufficient authorization; and any such~~ <construed as requiring approval of Shareholders for any sale of assets in the ordinary course of the business of the Trust, or for any transaction, whether deemed a> merger, consolidation, ~~sale, lease~~ <reorganization> or exchange ~~shall be deemed for all purposes to have been accomplished under and pursuant to the statutes of the Commonwealth of Massachusetts. Nothing contained herein shall be construed as requiring approval of Shareholders for any sale of assets in the ordinary course of the business of the Trust.~~ <of shares or otherwise, whereby the Trust issues shares of one or more series or classes in connection with the acquisition of assets (including those subject to liabilities) from any other investment company or similar entity.>

       Section 9.5. Incorporation, Reorganization. ~~With the approval of the holders of a majority of the Shares outstanding and entitled to vote, the Trustees may~~ <The Trustees may, without the vote or consent of Shareholders,> cause to be organized or assist in organizing a corporation or corporations under the laws of any jurisdiction, or any other trust <or series or class of a trust>, unit investment trust, partnership, <limited liability company,> association or other organization to ~~take over~~ <acquire> all <or a portion> of the Trust Property <(or all or a portion of the Trust Property allocated or belonging to a particular series or class)> or to carry on any business in which the Trust shall directly or indirectly have any interest, and to sell, convey and transfer ~~the~~ <such> Trust Property to any such corporation, trust <or series or class of a trust>, partnership, <limited liability company,> association or organization in exchange for the shares or securities thereof or otherwise, and to lend money to, subscribe for the shares or securities of, and enter into any contracts with any such corporation, trust, partnership, association or organization in which the Trust holds or is about to acquire shares or any other interest. ~~Subject to Section 9.4 hereof, the~~ <The> Trustees may also<, without the vote or consent of Shareholders,> cause a merger or consolidation between the Trust or any successor thereto and any such corporation, trust <(or series or class thereof)>, partnership, association or other organization if and to the extent permitted by law. ~~Nothing contained in~~ <The Trustees shall provide written notice to affected Shareholders of each transaction pursuant to> this Section 9.5<. Such transactions may be effected through share-for-share exchanges, transfers or sales of assets, in-kind redemptions and purchases,> ~~shall be construed as requiring approval of Shareholders for the Trustees to organize or assist in organizing one or more corporations, trusts, partnerships, associations or other organizations and selling, conveying or transferring a portion of the Trust Property to such organization or entities.~~

~~Section 9.6. Incorporation or Reorganization of Series. With the approval of a Majority Shareholder Vote of any series, the Trustees may sell, lease or~~ exchange ~~all of the Trust Property allocated or belonging to that series, or cause to be organized or assist in organizing a corporation or corporations under the laws of any other jurisdiction~~ <offers>, or any other ~~trust, unit investment trust, partnership, association or other organization, to take over all of the Trust Property allocated or belonging to that series and to sell, convey and transfer such Trust Property to any such corporation, trust, unit investment trust, partnership, association, or other organization in exchange for the shares or securities thereof or otherwise.~~ <method approved by the Trustees.>

ARTICLE X

~~REPORTS TO SHAREHOLDERS AND SHAREHOLDER COMMUNICATIONS~~

~~The Trustees shall at least semi-annually submit to the Shareholders a written financial report of the transactions of the Trust, including financial statements which shall at least annually be certified by independent public accountants.~~

~~Whenever 10 or more Shareholders of record who have been such for at least six months preceding the date of application, and who hold in the aggregate either Shares having a net asset value of at least $25,000 or at least 1% of the Shares outstanding, whichever is less, shall apply to the Trustees in writing, stating that they wish to communicate with other Shareholders with a view to obtaining signatures to a request for a meeting of Shareholders for the purpose of removing one or more Trustees pursuant to Section 2.2 hereof and accompany such application with a form of communication and request which they wish to transmit, the Trustees shall within five business days after receipt of such application either (a) afford to such applicants access to a list of the names and addresses of all Shareholders as recorded on the books of the Trust; or (b) inform such applicants as to the approximate number of Shareholders of record, and the approximate cost of mailing to them the proposed communication and form of request. If the Trustees elect to follow the course specified in (b) above, the Trustees, upon the written request of such applicants, accompanied by a tender of the material to be mailed and of the reasonable expenses of mailing, shall, with reasonable promptness, mail such material to all Shareholders of record, unless within five business days after such tender the Trustees mail to such applicants and file with the Commission, together with a copy of the material to be mailed, a written statement signed by at least a majority of the Trustees to the effect that in their opinion either such material contains untrue statements of fact or omits to state facts necessary to make the statements contained therein not misleading, or would be in violation of applicable law, and specifying the basis of such opinion.~~

~~ARTICLE XI~~

MISCELLANEOUS

       Section ~~11.1.~~ <10.1.> Filing. ~~This~~ <The> Declaration~~, as amended,~~ and any subsequent amendment hereto shall be filed in the office of the Secretary of ~~the~~ <The> Commonwealth of Massachusetts and in such other place or places as may be required under the laws of ~~the~~ <The> Commonwealth of Massachusetts and may also be filed or recorded in such other places as the Trustees deem appropriate<, provided that the failure to so file shall not invalidate this instrument or any properly authorized amendment hereto>. Each amendment so filed shall be accompanied by a certificate signed and acknowledged by ~~a~~ <an officer or> Trustee stating that such action was duly taken in ~~the~~ <a> manner provided herein, and unless such amendment or such certificate sets forth some ~~later~~ <other> time for the effectiveness of such amendment, such amendment shall be effective upon its filing. A restated Declaration, integrating into a single instrument all of the provisions of the Declaration which are then in effect and operative, may be executed from time to time by a majority of the Trustees and shall, upon filing with the Secretary of ~~the~~ <The> Commonwealth of Massachusetts, be conclusive evidence of all amendments contained therein and may thereafter be referred to in lieu of ~~this~~ <the> original Declaration and the various amendments thereto.

       Section ~~11.2~~ <10.2>. Governing Law. ~~This~~ <The> Declaration is executed by the Trustees and delivered in ~~the~~ <The> Commonwealth of Massachusetts and with reference to the laws thereof, and the rights of all parties and the validity and construction of every provision hereof shall be subject to and construed according to the laws of said Commonwealth.

       <Section 10.3. Principal Office. The principal office of the Trust is 388 Greenwich Street, New York, New York. The agent for service of process in The Commonwealth of Massachusetts is [name], [address]. The Trustees, without a vote of Shareholders, may change the principal office or registered agent of the Trust.>

       Section ~~11.3.~~ <10.4.> Counterparts. ~~This~~ <The> Declaration may be simultaneously executed in several counterparts, each of which shall be deemed to be an original, and such counterparts, together, shall constitute one and the same instrument, which shall be sufficiently evidenced by any such original counterpart.

       Section ~~11.4~~ <10.5>. Reliance by Third Parties. Any certificate executed by an individual who, according to the records of the Trust, appears to be ~~a~~ <an officer or> Trustee hereunder, certifying to: (i) the number or identity of Trustees or Shareholders, (ii) the due authorization of the execution of any instrument or writing, (iii) the form of any vote passed at a meeting of Trustees or Shareholders, (iv) the fact that the number of Trustees or Shareholders present at any meeting or executing any written instrument satisfies the requirements of ~~this~~ <the> Declaration, (v) the form of any By-Laws adopted by or the identity of any officers elected by the Trustees, or (vi) the existence of any fact or facts which in any manner ~~relate~~ <relates> to the affairs of the Trust, shall be conclusive evidence as to the matters so certified in favor of any Person dealing with the Trustees and their successors.

       Section <10.6.> ~~11.5~~ Provisions in Conflict with Law or Regulations.

       (a)       The provisions of ~~this~~ <the> Declaration are severable, and if the Trustees shall determine, with the advice of counsel, that any of such provisions is in conflict with the 1940 Act, the regulated investment company <or other> provisions of the Internal Revenue Code of 1986, as amended, or with other applicable laws and regulations, the conflicting ~~provisions~~ <provision> shall be deemed never to have constituted a part of ~~this~~ <the> Declaration~~:~~<;> provided~~,~~ however, that such determination shall not affect any of the remaining provisions of ~~this~~ <the> Declaration or render invalid or improper any action taken or omitted prior to such determination.

       (b)       If any provision of ~~this~~ <the> Declaration shall be held invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall attach only to such provision in such jurisdiction and shall not in any manner affect such provision in any other jurisdiction or any other provision of the Declaration in any jurisdiction.

~~Section 11.6. Principal Office. The principal office of the Trust shall be maintained within the Commonwealth of Massachusetts and is located at 6 St. James Avenue, Boston, MA 02116 as of the date hereof.~~

       <IN WITNESS WHEREOF, the undersigned have executed this instrument as of the     day of         ,     .

[Trustee Signature Lines]

Appendix B

Fundamental Policies to Apply to
Each Fund Upon Shareholder Approval

A Fund may not:
(1)	Borrow Money: borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act.
(2)

Underwrite Securities:  underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

(3)

Real Estate, Oil and Gas, Mineral Interests:   purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contracts and forward contracts) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contract and forward contract) acquired as a result of the ownership of securities.

(4)

Senior Securities:  issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

(5)	Make Loans: make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.
(6)

Concentration:   purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, except that Citi Institutional Cash Reserves, Citi Institutional Liquid Reserves and Citi Institutional Tax Free Reserves may invest at least 25% of their assets in bank obligations issued by domestic banks, including, with respect to Citi Institutional Tax Free Reserves, bank participation interests in municipal obligations.

Appendix C

Current Fundamental Investment Policies and
Proposed Action to be Taken

(1)	Investment Policies That Apply to Citi Institutional Liquid Reserves, Citi Institutional Tax Free Reserves and Citi Institutional U.S. Treasury Reserves

Current Fundamental Policy	Revised Fundamental Policy

The Trust, on behalf of a Fund, may not:

(1) borrow money, except that as a temporary measure for extraordinary or emergency purposes either the Trust may borrow from banks in an amount not to exceed 1/3 of the value of the net assets of the Fund, including the amount borrowed (moreover, the Trust (on behalf of the Fund) may not purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund (taken in each case at market value)) (it is intended that the Fund would borrow money only from banks and only to accommodate requests for the repurchase of shares of the Fund while effecting an orderly liquidation of securities);

A Fund may not: Borrow Money: borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act.

(2) purchase any security or evidence of interest therein on margin, except that the Trust, on behalf of the Fund, may obtain such short term credit as may be necessary for the clearance of purchases and sales of securities;

It is proposed that this fundamental policy be removed.

(3) underwrite securities issued by other persons, except that all the assets of the Fund may be invested in the Portfolio and except insofar as the Trust may technically be deemed an underwriter under the Securities Act of 1933 in selling a security;

Underwrite Securities:  underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

(4) make loans to other persons except (a) through the lending of securities held by the Fund, but not in excess of 331/3% of the Fund's net assets, (b) through the use of repurchase agreements (or, in the case of Citi Institutional Liquid Reserves, fixed time deposits) or the purchase of short term obligations, or (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions; for purposes of this paragraph, the purchase of a portion of an issue of debt securities which is part of an issue to the public (and in the case of Citi Institutional Tax Free Reserves and Citi Institutional Liquid Reserves, short term commercial paper) shall not be considered the making of a loan;

Make Loans: make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

(5) purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the Trust on behalf of each Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund);

Real Estate, Oil and Gas, Mineral Interests:   purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contracts and forward contracts) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contract and forward contract) acquired as a result of the ownership of securities.

(6) in the case of Citi Institutional Liquid Reserves, purchase securities of any one issuer (other than obligations of the U.S. government, its agencies or instrumentalities, which may be purchased without limitation) if immediately after such purchase more than 5% of the value of its assets would be invested in the securities of such issuer (provided, however, that the Trust may invest, on behalf of Citi Institutional Liquid Reserves, all of its assets in a diversified, open-end management investment company with substantially the same investment objectives, policies and restrictions as the Fund);

It is proposed that this fundamental policy be removed.

(7) in the case of Citi Institutional U.S. Treasury Reserves, concentrate its investment in any particular industry; provided that nothing in this Investment Restriction is intended to affect the ability to invest 100% of Citi Institutional U.S. Treasury Reserves' assets in U.S. Treasury Reserves Portfolio;

Concentration:  purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, except that Citi Institutional Cash Reserves, Citi Institutional Liquid Reserves and Citi Institutional Tax Free Reserves may invest at least 25% of their assets in bank obligations issued by domestic banks, including with respect to Citi Institutional Tax Free Reserves, bank participation interests in municipal obligations.

(8) in the case of Citi Institutional Tax Free Reserves and Citi Institutional Liquid Reserves, concentrate its investments in any particular industry, but, if it is deemed appropriate for the achievement of its investment objective, up to 25% of the assets of Citi Institutional Tax Free Reserves and Citi Institutional Liquid Reserves, respectively (taken at market value at the time of each investment) may be invested in any one industry, except that each of Tax Free Reserves Portfolio and Cash Reserves Portfolio will invest at least 25% of its assets and may invest up to 100% of its assets in bank obligations; provided that, if the Trust withdraws the investment of Citi Institutional Tax Free Reserves from Tax Free Reserves Portfolio or Citi Institutional Liquid Reserves from Cash Reserves Portfolio, the Trust will invest the assets of the applicable Fund in bank obligations to the same extent and with the same reservation as its corresponding

Concentration:  purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, except that Citi Institutional Cash Reserves, Citi Institutional Liquid Reserves and Citi Institutional Tax Free Reserves may invest at least 25% of their assets in bank obligations issued by domestic banks, including, with respect to Citi Institutional Tax Free Reserves, bank participation interests in municipal obligations.

Portfolio; and provided, further that nothing in this Investment Restriction is intended to affect Citi Institutional Tax Free Reserves' ability to invest 100% of its assets in Tax Free Reserves Portfolio or Citi Institutional Liquid Reserves' ability to invest 100% of its assets in Cash Reserves Portfolio; or

For purposes of this Investment Restriction, "bank obligations," when used with respect to Citi Institutional Tax Free Reserves and Tax Free Reserves Portfolio, shall include bank participation interests in Municipal Obligations.

(9) issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder, except as appropriate to evidence a debt incurred without violating Investment Restriction (1) above.

Senior Securities:  issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

(2)	Investment Policies That Apply to Only Citi Institutional Tax Free Reserves

As a fundamental policy, Citi Institutional Tax Free Reserves invests at least 80% of its assets, under normal circumstances, in: [The wording of the Policy states that it applies to the Portfolio and does not mention the Fund. However, in the SAI, under Investment policies, it states that this is a fundamental policy of the Fund.]

(1) Municipal bonds with remaining maturities of one year or less that are rated within the Aaa or Aa categories at the date of purchase by Moody's or within the AAA or AA categories by Standard & Poor's or Fitch IBCA, Inc. ("Fitch") or, if not rated by these rating agencies, are of comparable quality as determined by the Adviser under procedures approved by the Board of Trustees on the basis of the credit evaluation of the obligor on the bonds or of the bank issuing a participation interest or guarantee or of any insurance issued in support of the bonds or the participation interests.

(2) Municipal notes with remaining maturities of one year or less that at the date of purchase are rated MIG 1/VMIG 1 or MIG 2/VMIG 2 by Moody's, SP-1+, SP-1 or SP-2 by Standard & Poor's or F-1 or F-2 by Fitch or, if not rated by these rating agencies, are of comparable quality as determined by the Adviser under procedures approved by the Board of Trustees. The principal kinds of municipal notes are tax and revenue anticipation notes, tax anticipation notes, bond anticipation notes and revenue anticipation notes. Notes sold in anticipation of collection of taxes, a bond sale or receipt of other revenues are usually general obligations of the issuing municipality or agency.

(3) Municipal commercial paper that is rated Prime-1 or Prime-2 by Moody's, A-1+, A-1 or A-2 by Standard & Poor's or F-1 or F-2 by Fitch or, if not rated by these rating agencies, is of comparable quality as determined by the Adviser under procedures approved by the Board of Trustees. Issues of municipal commercial paper typically represent very short-term, unsecured, negotiable promissory notes. These obligations are often issued to meet seasonal working capital needs of municipalities or to provide interim construction financing and are paid from general revenues of municipalities or are refinanced with long-term debt. In most cases municipal commercial paper is backed by letters of credit, lending agreements, note repurchase agreements or other credit facility agreements offered by banks or other institutions which may be called upon in the event of default by the issuer of the commercial paper.

It is proposed that this policy be changed to a non-fundamental policy.

(3)	Investment Policies That Apply to Only Citi Institutional Cash Reserves

Current Fundamental Policy	Revised Fundamental Policy

The Fund may not:

(1) Borrow money, except that as a temporary measure for extraordinary or emergency purposes it may borrow in an amount not to exceed 1/3 of the current value of its net assets, including the amount borrowed; or purchase any securities at any time at which borrowings exceed 5% of the total assets of the Fund, taken at market value. It is intended that the Fund would borrow money only from banks and only to accommodate requests for the repurchase of shares of the Fund while effecting an orderly liquidation of securities.

A Fund may not: Borrow Money: borrow money except to the extent such borrowing is not prohibited by the 1940 Act and exemptive orders granted under such Act.

(2) Underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933 in selling a security for the Fund.

Underwrite Securities:  underwrite securities issued by other persons, except that all or any portion of the assets of the Fund may be invested in one or more investment companies, to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act, and except insofar as the Fund may technically be deemed an underwriter under the Securities Act of 1933, as amended, in selling a portfolio security.

(3) Make loans to other persons except (a) through the lending of the Fund's portfolio securities and provided that any such loans not exceed 30% of the Fund's total assets (taken at market value), (b) through the use of repurchase agreements, fixed time deposits or the purchase of short term obligations, or (c) by purchasing all or a portion of an issue of debt securities of types commonly distributed privately to financial institutions. The purchase of short-term commercial paper or a portion of an issue of debt securities which is part of an issue to the public shall not be considered the making of a loan.

Make Loans: make loans except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act.

(4) Purchase or sell real estate (including limited partnership interests but excluding securities secured by real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts in the ordinary course of business (the foregoing shall not be deemed to preclude the Fund from purchasing or selling futures contracts or options thereon, and the Fund reserves the freedom of action to hold and to sell real estate acquired as a result of the ownership of securities by the Fund).

Real Estate, Oil and Gas, Mineral Interests:   purchase or sell real estate (excluding securities secured by real estate or interests therein and securities of companies, such as real estate investment trusts, which deal in real estate or interests therein), interests in oil, gas or mineral leases, commodities or commodity contracts (excluding currencies and any type of option, futures contracts and forward contracts) in the ordinary course of its business. The Fund reserves the freedom of action to hold and to sell real estate, mineral leases, commodities or commodity contracts (including currencies and any type of option, futures contract and forward contract) acquired as a result of the ownership of securities.

(5) Purchase securities of any one issuer if such purchase at the time thereof would cause as to 75% of the Fund's total assets more than 5% of the Fund's assets (taken at market value) to be invested in the securities of such issuer (other than securities or obligations issued or guaranteed by the United States, any state or political subdivision thereof, or any political subdivision of any such state, or any agency or instrumentality of the United States or of any state or of any political subdivision of any state), provided that, for purposes of this restriction, the issuer of an option or futures contract shall not be deemed to be the issuer of the security or securities underlying such contract; and provided further that the Fund may invest all or any portion of its assets in one or more investment companies, to the extent not prohibited by the 1940 Act, the rules and regulations thereunder, and exemptive orders granted under such Act.

It is proposed that this fundamental policy be removed.

(6) Concentrate the Fund's investments in any particular industry, but, if it is deemed appropriate for the achievement of the Fund's investment objective, up to 25% of the Fund's assets, at market value at the time of each investment, may be invested in any one industry, except that positions in futures contracts shall not be subject to this restriction, and except that the Fund will invest at least 25% of its assets and may invest up to 100% of its assets in bank obligations.

Concentration: purchase any securities of an issuer in a particular industry if as a result 25% or more of its total assets (taken at market value at the time of purchase) would be invested in securities of issuers whose principal business activities are in the same industry, except that Citi Institutional Cash Reserves, Citi Institutional Liquid Reserves and Citi Institutional Tax Free Reserves may invest at least 25% of their assets in bank obligations issued by domestic banks, including, with respect to Citi Institutional Tax Free Reserves, bank participation interests in municipal obligations.

(7) Issue any senior security (as that term is defined in the 1940 Act) if such issuance is specifically prohibited by the 1940 Act or the rules and regulations promulgated thereunder.

Senior Securities:  issue any senior securities except to the extent not prohibited by the 1940 Act and exemptive orders granted under such Act. For purposes of this restriction, collateral arrangements with respect to any type of swap, option, forward contract and futures contract and collateral arrangements with respect to initial and variation margin are not deemed to be the issuance of a senior security.

Appendix D

MANAGEMENT AGREEMENT

       MANAGEMENT AGREEMENT, dated as of __________, by and between CitiFunds Institutional Trust, a Massachusetts trust (the "Trust"), and Citi Fund Management Inc., a Delaware corporation ("Citi Management" or the "Manager").

W I T N E S S E T H:

       WHEREAS, the Trust engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (collectively with the rules and regulations promulgated thereunder and any exemptive orders thereunder, the "1940 Act"), and

       WHEREAS, the Trust wishes to engage Citi Management to provide certain management services for the series of the Trust designated in Schedule A annexed hereto (the "Funds"), and Citi Management is willing to provide such management services for the Funds on the terms and conditions set forth herein.

       NOW, THEREFORE, in consideration of the mutual covenants and agreements of the parties hereto as herein set forth, the parties covenant and agree as follows:

       1.       Duties of Manager. (a) Citi Management shall act as the Manager for each Fund and as such shall furnish continuously an investment program and shall determine from time to time what securities shall be purchased, sold or exchanged and what portion of the assets of each Fund shall be held uninvested, subject always to the restrictions of the Trust's Declaration of Trust, dated as of July 8, 1992, and By-Laws, as each may be amended and restated from time to time (respectively, the "Declaration" and the "By-Laws"), the provisions of the 1940 Act, and the then-current Registration Statement of the Trust with respect to each Fund. The Manager shall also make recommendations as to the manner in which voting rights, rights to consent to corporate action and any other rights pertaining to each Fund's portfolio securities shall be exercised. Should the Board of Trustees of the Trust at any time, however, make any definite determination as to investment policy applicable to a Fund and notify the Manager thereof in writing, the Manager shall be bound by such determination for the period, if any, specified in such notice or until similarly notified that such determination has been revoked. The Manager shall take, on behalf of each Fund, all actions which it deems necessary to implement the investment policies determined as provided above, and in particular to place all orders for the purchase or sale of securities for the Fund's account with the brokers or dealers selected by it, and to that end the Manager is authorized as the agent of the Trust to give instructions to the custodian or any subcustodian of the Fund as to deliveries of securities and payments of cash for the account of the Fund. In connection with the selection of such brokers or dealers and the placing of such orders, brokers or dealers may be selected who also provide brokerage and research services (as those terms are defined in Section 28(e) of the Securities Exchange Act of 1934) to the Funds and/or the other accounts over which the Manager or its affiliates exercise investment discretion. The Manager is authorized to pay a broker or dealer who provides such brokerage and research services a commission for executing a portfolio transaction for a Fund which is in excess of the amount of commission another broker or dealer would have charged for effecting that transaction if the Manager determines in good faith that such amount of commission is reasonable in relation to the value of the brokerage and research services provided by such broker or dealer. This determination may be viewed in terms of either that particular transaction or the overall responsibilities which the Manager and its affiliates have with respect to accounts over which they exercise investment discretion. In making purchases or sales of securities or other property for the account of a Fund, the Manager may deal with itself or with the Trustees of the Trust or the Trust's underwriter or distributor or with its or their respective affiliates, or affiliates of affiliates, to the extent such actions are permitted by the 1940 Act. In providing the services and assuming the obligations set forth herein, the Manager may employ, at its own expense, or may request that the Trust employ at each Fund's expense, one or more subadvisers; provided that in each case the Manager shall supervise the activities of each subadviser. Any agreement between the Manager and a subadviser shall be subject to the renewal, termination and amendment provisions applicable to this Agreement. Any agreement between the Trust on behalf of a Fund and a subadviser may be terminated by the Manager at any time on not more than 60 days' nor less than 30 days' written notice to the Trust and the subadviser. To the extent authorized by the Board of Trustees and subject to applicable provisions of the 1940 Act, the investment program to be provided hereunder may entail the investment of all or a portion of the assets of a Fund in one or more investment companies.

       (b) Subject to the direction and control of the Board of Trustees of the Trust, Citi Management shall perform such administrative and management services as may from time to time be reasonably requested by the Trust with respect to each Fund, which shall include without limitation: (i) providing office space, equipment and clerical personnel necessary for maintaining the organization of the Trust and each Fund and for performing the administrative and management functions herein set forth; (ii) supervising the overall administration of each Fund, including negotiation of contracts and fees with and the monitoring of performance and billings of the Fund's transfer agent, shareholder servicing agents, custodian and other independent contractors or agents; and (iii) arranging for maintenance of books and records of the Trust with respect to each Fund. Notwithstanding the foregoing, Citi Management shall not be deemed to have assumed any duties with respect to, and shall not be responsible for, the distribution of shares of beneficial interest in any Fund, nor shall the Manager be deemed to have assumed or have any responsibility with respect to functions specifically assumed by any transfer agent, fund accounting agent, custodian or shareholder servicing agent of the Trust or any Fund. In providing administrative and management services as set forth herein, the Manager may, at its own expense, employ one or more subadministrators; provided that the Manager shall remain fully responsible for the performance of all administrative and management duties set forth herein and shall supervise the activities of each subadministrator.

       2.       Allocation of Charges and Expenses. Citi Management shall furnish at its own expense all necessary services, facilities and personnel in connection with its responsibilities under Section 1 above. Except as provided in the foregoing sentence, it is understood that the Trust will pay from the assets of each Fund all of its own expenses allocable to that Fund including, without limitation, organization costs of the Fund; compensation of Trustees who are not "affiliated persons" of Citi Management; governmental fees; interest charges; brokerage fees and commissions; loan commitment fees; taxes; membership dues in industry associations allocable to the Trust; fees and expenses of independent auditors, legal counsel and any transfer agent, distributor, shareholder servicing agent, service agent, registrar or dividend disbursing agent of the Trust; expenses of issuing and redeeming shares of beneficial interest and servicing shareholder accounts; expenses of preparing, typesetting, printing and mailing prospectuses, statements of additional information, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to existing shareholders of the Fund; expenses connected with the execution, recording and settlement of security transactions; insurance premiums; fees and expenses of the custodian for all services to the Fund, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of the Fund (including but not limited to the fees of independent pricing services); expenses of meetings of the Fund's shareholders; expenses relating to the registration and qualification of shares of the Fund; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust on behalf of the Fund may be a party and the legal obligation which the Trust may have to indemnify its Trustees and officers with respect thereto.

       3.       Compensation of Manager. For the services to be rendered and the facilities to be provided by the Manager hereunder, the Trust shall pay to the Manager from the assets of each Fund a management fee computed daily and paid monthly at an annual rate equal to the lesser of (i) that percentage of that Fund's average daily net assets for the Fund's then-current fiscal year set forth opposite the Fund's name on Schedule A annexed hereto (the "Aggregate Management Fee"), minus that Fund's Aggregate Subadviser Fee (as defined below), if any, and (ii) the difference between that Fund's Aggregate Management Fee for the Fund's then-current fiscal year and the aggregate management fees allocated to that Fund for the Fund's then-current fiscal year from the registered investment company portfolios in which it invests (for which the Manager or an affiliate serves as investment adviser). To the extent that any Fund's Aggregate Subadviser Fee exceeds that Fund's Aggregate Management Fee, the Manager shall pay such amount to the applicable subadvisers on the Fund's behalf. A Fund's Aggregate Subadviser Fee is the aggregate amount payable by that Fund to subadvisers pursuant to agreements between the Trust on behalf of the Fund and the subadvisers. If the Manager provides services hereunder for less than the whole of any period specified in this Section 3, the compensation to the Manager shall be accordingly adjusted and prorated.

       4.       Covenants of Manager. The Manager agrees that it will not deal with itself, or with the Trustees of the Trust or the Trust's principal underwriter or distributor, as principals in making purchases or sales of securities or other property for the account of a Fund, except as permitted by the 1940 Act, and will comply with all other provisions of the Declaration and By-Laws and the then-current Registration Statement applicable to each Fund relative to the Manager and its directors and officers.

       5.       Limitation of Liability of Manager. The Manager shall not be liable for any error of judgment or mistake of law or for any loss arising out of any investment or for any act or omission in the execution of securities transactions for a Fund, except for willful misfeasance, bad faith or gross negligence in the performance of its duties, or by reason of reckless disregard of its obligations and duties hereunder. As used in this Section 5, the term "Citi Management" shall include directors, officers and employees of the Manager as well as the Manager itself.

       6.       Activities of Manager. The services of the Manager to the Funds are not to be deemed to be exclusive, the Manager being free to render investment advisory, administrative and/or other services to others. It is understood that Trustees, officers, and shareholders of the Trust are or may be or may become interested in the Manager, as directors, officers, employees, or otherwise and that directors, officers and employees of the Manager are or may become similarly interested in the Trust and that the Manager may be or may become interested in the Trust as a shareholder or otherwise.

       7.       Duration, Termination and Amendments of this Agreement. This Agreement shall become effective as of the day and year first above written, shall govern the relations between the parties hereto thereafter and shall remain in force for a period of two years from its effectiveness, on which date it will terminate unless its continuance with respect to a Fund after that date is "specifically approved at least annually" (a) by the vote of a majority of the Trustees of the Trust who are not "interested persons" of the Trust or of Citi Management at a meeting specifically called for the purpose of voting on such approval, and (b) by the Board of Trustees of the Trust or by "vote of a majority of the outstanding voting securities" of the Fund.

       This Agreement may be terminated at any time with respect to a Fund without the payment of any penalty by the Trustees or by the "vote of a majority of the outstanding voting securities" of the Fund, or by the Manager, in each case on not more than 60 days' nor less than 30 days' written notice to the other party. This Agreement shall automatically terminate in the event of its "assignment."

       This Agreement may be amended with respect to a Fund only if such amendment is approved by the "vote of a majority of the outstanding voting securities" of the Fund (except for any such amendment as may be effected in the absence of such approval without violating the 1940 Act).

       The terms "specifically approved at least annually," "vote of a majority of the outstanding voting securities," "assignment," "affiliated person," and "interested persons," when used in this Agreement, shall have the respective meanings specified in, and shall be construed in a manner consistent with, the 1940 Act, subject, however, to such exemptions as may be granted by the Securities and Exchange Commission under said Act.

       8.       Licenses. The Trust hereby agrees, on behalf of each Fund, to reimburse the Manager for any and all reasonable costs incurred by the Manager relating to the acquisition and retention of licenses to be used in connection with the management of that Fund.

       9.       Governing Law. This Agreement shall be construed and the provisions thereof interpreted under and in accordance with the laws of The Commonwealth of Massachusetts.

       10.       Use of Name. The Trust hereby acknowledges that any and all rights in or to the name "Citi" which exist on the date of this Agreement or which may arise hereafter are, and under any and all circumstances shall continue to be, the sole property of the Manager; that the Manager may assign any or all of such rights to another party or parties without the consent of the Trust; and that the Manager may permit other parties, including other investment companies, to use the word "Citi" in their names. If the Manager, or its assignee as the case may be, ceases to serve as the manager of the Trust, the Trust hereby agrees to take promptly any and all actions which are necessary or desirable to change its name and those of each of its series or classes so as to delete the word "Citi."

       Each party acknowledges and agrees that all obligations of the Trust under this Agreement are binding only with respect to the applicable Fund; that any liability of the Trust under this Agreement, or in connection with the transactions contemplated herein, shall be discharged only out of the assets of that Fund; and that no other series of the Trust shall be liable with respect to this Agreement or in connection with the transactions contemplated herein.

       The undersigned officer of the Trust has executed this Agreement not individually, but as an officer under the Declaration and the obligations of this Agreement are not binding upon any of the Trustees, officers or shareholders of the Trust individually.

       IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed and delivered in their names and on their behalf by the undersigned, thereunto duly authorized, all as of the day and year first above written.
CITIFUNDS INSTITUTIONAL	CITI FUND
TRUST	MANAGEMENT INC.
on behalf of the series listed
on Schedule A

By:_____________________________	By:_____________________________
Title: ___________________________	Title:___________________________

Schedule A
Fund	Aggregate Management Fee (expressed as a percentage of each Fund's aggregate net assets for its then-current fiscal year)
Citi Institutional Liquid Reserves	0.25%
Citi Institutional Tax Free Reserves	0.25%
Citi Institutional U.S. Treasury Reserves	0.25%

Appendix E

FORM OF SERVICE PLAN

       SERVICE PLAN, dated as of __________, and amended as of ___________, of CitiFunds Institutional Trust, a Massachusetts business trust (the "Trust"), with respect to its class of shares of beneficial interest designated __ Shares, as such shares may be reclassified or redesignated by the Trustees from time to time (the "Shares").

       WHEREAS, the Trust engages in business as an open-end management investment company and is registered as such under the Investment Company Act of 1940, as amended (the "1940 Act");

       WHEREAS, the Trust's shares of beneficial interest are divided into separate series representing interests in separate funds of securities and other assets, including [Fund], each such series being listed on Schedule A hereto (collectively with any series that may hereafter be established, except for any series which elects not to adopt this Plan, the "Series");

       WHEREAS, the Trust's shares of beneficial interest are divided into classes, including the Shares;

       WHEREAS, the Trust intends to distribute the Shares in accordance with Rule 12b-1 under the 1940 Act, and wishes to adopt this Plan as a plan of distribution pursuant to Rule 12b-1;

       WHEREAS, the Trustees of the Trust as a whole, and the Trustees who are not interested persons of the Trust (as defined in the 1940 Act) and who have no direct or indirect financial interest in the operation of this Plan or in any agreement relating hereto (the "Non-Interested Trustees"), having determined, in the exercise of reasonable business judgment and in light of their fiduciary duties under state law and under Section 36(a) and (b) of the 1940 Act, that there is a reasonable likelihood that this Plan will benefit the Trust and the holders of the Shares, have approved this Plan by votes cast at a meeting called for the purpose of voting hereon and on any agreements related hereto;

       WHEREAS, an initial sales charge may be paid by investors who purchase the Shares, and any distributor that enters into a Distribution Agreement with respect to the Shares (the "Distributor"), broker-dealers, banks and other financial intermediaries may receive such sales charge as full or partial compensation for their services in connection with the sale of Shares;

       WHEREAS, each Series or the Distributor may impose certain deferred sales charges in connection with the repurchase of Shares by such Series, and the Series may pay to the Distributor, dealers and others, or the Series may permit such persons to retain, as the case may be, all or any portion of such deferred sales charges;

       NOW, THEREFORE, the Trust hereby adopts this Plan as a plan of distribution in accordance with Rule 12b-1 under the 1940 Act, with the terms of the Plan being as follows:

       1.       Distribution and Servicing Activities. Subject to the supervision of the Trustees of the Trust, the Trust may:

       (a)       engage, directly or indirectly, in any activities primarily intended to result in the sale of Shares, which activities may include, but are not limited to (i) payments to the Distributor for distribution services, (ii) payments to broker-dealers, financial intermediaries (which may include banks) and others in respect of the sale of Shares, (iii) payments for advertising, marketing or other promotional activity, and (iv) payments for preparation, printing, and distribution of prospectuses and statements of additional information and reports of the Trust for recipients other than regulators and existing shareholders of the Trust; and

       (b)       make payments, directly or indirectly, to the Distributor, broker-dealers, financial intermediaries (which may include banks) and others for providing personal service and/or the maintenance of shareholder accounts.

The Trust is authorized to engage in the activities listed above either directly or through other persons with which the Trust has entered into agreements related to this Plan.

       2.       Sales Charges. It is understood that, under certain circumstances, an initial sales charge may be paid by investors who purchase Shares of a Series, and the Series may pay to the Distributor, broker-dealers, financial intermediaries (including banks) and others, or the Series may permit such persons to retain, as the case may be, such sales charge as full or partial compensation for their services in connection with the sale of Shares. It is also understood that, under certain circumstances, a Series or the Distributor may impose certain deferred sales charges in connection with the repurchase of Shares of such Series, and the Series may pay to the Distributor, securities dealers, financial institutions (including banks) and others, or the Series may permit such persons to retain, as the case may be, all or any portion of such deferred sales charges.

       3.       Maximum Expenditures. The expenditures to be made by the Trust pursuant to this Plan and the basis upon which payment of such expenditures will be made shall be determined by the Trustees of the Trust, but in no event may such expenditures made pursuant to paragraph 1 above exceed an amount calculated at the rate of [0.25% (Class S shares of Citi Institutional Cash Reserves)][0.10% (for all other Funds or applicable Fund class)] per annum of the average daily net assets represented by the Shares of each Series. Payments pursuant to this Plan may be made directly by the Trust to the Distributor or to other persons with which the Trust has entered into agreements related to this Plan. For purposes of determining the fees payable under this Plan, the value of such average daily net assets shall be computed in the manner specified in the applicable Series' then-current prospectus and statement of additional information with respect to such Shares.

       4.       Trust's Expenses. The Trust shall pay all expenses of its operations, including the following, and such expenses shall not be subject to the limitation set forth in paragraph 3 above: organization costs of each Series; compensation of Trustees; governmental fees; interest charges; loan commitment fees; taxes; membership dues in industry associations allocable to the Trust; fees and expenses of independent auditors, legal counsel and any manager or investment adviser, transfer agent, shareholder servicing agent, registrar or dividend disbursing agent of the Trust; expenses of issuing and redeeming shares of beneficial interest and servicing shareholder accounts; expenses of preparing, typesetting, printing and mailing prospectuses, statements of additional information, shareholder reports, notices, proxy statements and reports to governmental officers and commissions and to existing shareholders of the Series; expenses connected with the execution, recording and settlement of security transactions; insurance premiums; fees and expenses of the custodian for all services to the Series, including safekeeping of funds and securities and maintaining required books and accounts; expenses of calculating the net asset value of the Series (including but not limited to the fees of independent pricing services); expenses of meetings of shareholders; expenses relating to the issuance, registration and qualification of shares; and such non-recurring or extraordinary expenses as may arise, including those relating to actions, suits or proceedings to which the Trust may be a party and the legal obligation which the Trust may have to indemnify its Trustees and officers with respect thereto.

       It is recognized that the manager or investment adviser to a Series may, from time to time, use its management fee revenues as well as past profits or its resources from any other source, to make payments to the Distributor or other parties with respect to any expenses incurred in connection with the distribution of the Shares of the Series, including the activities described in paragraph 1 above, and further that any Distributor, shareholder servicing agent or service agent may use its past profits or its resources from any other source, to make payments with respect to the distribution of the Shares of a Series, including the activities described in paragraph 1 above, and any such payments by such manager, investment adviser, Distributor, shareholder servicing agent or service agent shall not constitute expenditures made pursuant to this Plan and shall not be subject to the limitation set forth in paragraph 3 above. Notwithstanding the foregoing, to the extent that any payments made by a Series to any manager or investment adviser or any affiliate thereof, including payments made from such manager's or adviser's management or advisory fee, should be deemed to be indirect financing of any activity primarily intended to result in the sale of the Shares of such Series within the context of Rule 12b-1, then such payments shall be deemed to be authorized by this Plan but shall not be subject to the limitation set forth in paragraph 3 above.

       5.       Term and Termination. (a) Unless terminated as herein provided, this Plan shall continue in effect with respect to the Shares of a Series for a period of one year from its effectiveness with respect to such Series as set forth on Schedule A hereto and shall continue in effect for such Series for successive periods of one year, but only so long as each such continuance is specifically approved by votes of a majority of both the Trustees of the Trust and the Non-Interested Trustees, cast in person at a meeting called for the purpose of voting on such approval.

       (b)       This Plan may be terminated at any time with respect to the Shares of any Series by a vote of a majority of the Non-Interested Trustees or by a vote of a majority of the outstanding voting securities, as defined in the 1940 Act, of Shares of the applicable Series.

       6.       Amendments. This Plan may not be amended to increase materially the maximum expenditures permitted by Section 3 hereof unless such amendment is approved by a vote of the majority of the outstanding voting securities, as defined in the 1940 Act, of Shares of the applicable Series, and no material amendment to this Plan shall be made unless approved in the manner provided for annual continuance of this Plan in Section 5(a) hereof.

       7.       Selection and Nomination of Trustees. While this Plan is in effect, the selection and nomination of the Non-Interested Trustees of the Trust shall be committed to the discretion of such Non-Interested Trustees.

       8.       Quarterly Reports. The Treasurer of the Trust shall provide to the Trustees of the Trust and the Trustees shall review quarterly a written report of the amounts expended pursuant to this Plan and any related agreement and the purposes for which such expenditures were made.

       9.       Recordkeeping. The Trust shall preserve copies of this Plan and any related agreement and all reports made pursuant to Section 8 hereof, for a period of not less than six years from the date of this Plan. Any such related agreement or such reports for the first two years will be maintained in an easily accessible place.

       10.       Governing Law. This Plan shall be governed by and construed in accordance with the laws of the Commonwealth of Massachusetts and the provisions of the 1940 Act.

Citi Institutional Cash Reserves Citi Institutional Liquid Reserves Citi Institutional Tax Free Reserves Citi Institutional U.S. Treasury Reserves

388 Greenwich Street
New York, New York 10013
--------------------------------------------------

Proxy Statement
For the Special Meeting
of Shareholders to be held on
June 15, 2001
--------------------------------------------------

Citi Institutional Cash Reserves Citi Institutional Liquid Reserves Citi Institutional Tax Free Reserves Citi Institutional U.S. Treasury Reserves

388 Greenwich Street New York, New York 10013

Citi Institutional Cash Reserves
Citi Institutional Liquid Reserves
Citi Institutional Tax Free Reserves
Citi Institutional U.S. Treasury Reserves

Voting Information

The enclosed proxy statement discusses important issues affecting your investment in Citi Institutional Cash Reserves, Citi Institutional Liquid Reserves, Citi Institutional Tax Free Reserves and Citi Institutional U.S. Treasury Reserves. To make voting faster and more convenient for you, we're offering the options of voting on the internet or by telephone instead of completing and mailing the enclosed proxy card. Either method is generally available 24 hours a day, and your vote will be confirmed and posted immediately. If you choose to vote via the internet or by phone, do not mail the proxy card.

However you choose to vote, it is important that you vote to save the expense of additional solicitations.

Ways To Vote:

• To vote on the Internet
1. Read the proxy statement.
2. Go to [website]
3. Enter the control number on your proxy card.
4. Follow the instructions on the site.

• To vote by telephone
1. Read the proxy statement.
2. Call toll-free [telephone number]
3. Enter the control number on your proxy card.
4. Follow the recorded instructions.

• To vote by mail
1. Read the proxy statement.
2. Check the appropriate boxes on the proxy card.
3. Sign you name exactly as it appears on the proxy card.
4. Return the proxy card in the envelope provided.

Citi Institutional Cash Reserves
Citi Institutional Liquid Reserves
Citi Institutional Tax Free Reserves
Citi Institutional U.S. Treasury Reserves

PROXY FOR A SPECIAL MEETING OF SHAREHOLDERS
TO BE HELD JUNE 15, 2001

The undersigned, revoking prior proxies, hereby appoints Heath B. McLendon, Thomas C. Mandia, Rosemary D. Emmens, Harris Goldblat, and each of them, proxies with several powers of substitution, to vote for the undersigned at the Special Meeting of Shareholders of Citi Cash Reserves and Citi U.S. Treasury Reserves to be held at 7 World Trade Center, New York, New York, on Friday, June 15, 2001, or at any adjournment thereof, upon the following matters as described in the Notice of Meeting and accompanying Proxy Statement, which have been received by the undersigned.

When properly executed, this proxy will be voted in the manner directed herein by the undersigned shareholder. All proposals (set forth on the reverse of this proxy card) have been proposed by the Board of Trustees. If no direction is given on these proposals, this proxy card will be voted "FOR" the nominees and "FOR" Items 2 through 5. The proxy will be voted in accordance with the holder's best judgment as to any other matters.

______________________________________________________________________________

Please vote and sign on reverse side and return promptly in enclosed envelope.

______________________________________________________________________________

Please sign this proxy exactly as your name or names appear on reverse side of this card. Joint owners should each sign personally. Trustees and other fiduciaries should indicate the capacity in which they sign, and where more than one name appears, a majority must sign. If a corporation, this signature should be that of an authorized officer who should state his or her title.

______________________________________________________________________________
[X]	Please mark votes as in this example

Citi Institutional Cash Reserves
Citi Institutional Liquid Reserves
Citi Institutional Tax Free Reserves
Citi Institutional U.S. Treasury Reserves

1.	To elect a Board of Trustees.	FOR ALL NOMINEES	WITHHOLD	FOR ALL EXCEPT
		[ ]	[ ]	[ ]
Nominees:

Elliott J. Berv
Donald M. Carlton
A. Benton Cocanougher
Mark T. Finn
Riley C. Gilley
Stephen Randolph Gross
Diana R. Harrington
Susan B. Kerley
Alan G. Merten
Heath B. McLendon
C. Oscar Morong, Jr.
R. Richardson Pettit
Walter E. Robb, III
E. Kirby Warren

If you do not wish your shares voted "FOR" a particular nominee, mark the "FOR ALL EXCEPT" box and strike a line through the name(s) of the nominee(s). Your shares will be voted for the remaining nominee(s).

2.	To authorize the Trustees to adopt an Amended and Restated Declaration of Trust.	FOR	AGAINST	ABSTAIN
		[ ]	[ ]	[ ]

3.	To vote on amending the fundamental polices.	FOR ALL PROPOSED CHANGES	FOR NONE OF THE PROPOSED CHANGES	FOR ALL PROPOSED CHANGES EXCEPT
		[ ]	[ ]	[ ]
A B C D E F G H I

To amend or remove policy concerning:

Borrowing
Underwriting Securities
Real Estate, Oil, Gas and Mineral Interests, and Commodities
Issuance of Senior Securities
Lending of Money or Securities
Concentration
Margin
Investments in a Single Issuer
Municipal Obligations

If you do not wish your shares voted "FOR" a particular policy, mark the "FOR ALL PROPOSED CHANGES EXCEPT" box and strike a line through the letter(s) and title(s) of the policy. Your shares will be voted for the remaining policy(ies).

4.	To vote on the Management Agreement.	FOR	AGAINST	ABSTAIN
		[ ]	[ ]	[ ]

5.	To vote on the Service Plan.	FOR	AGAINST	ABSTAIN
		[ ]	[ ]	[ ]

Control Number:
Please be sure to sign and date this proxy.	Date

Shareholder Sign Here	Co-owner Sign Here

Record Date Shares: